UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the Appropriate Box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

JanOne Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials:

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

JanOne Inc.
325 E. Warm Springs Road, Suite 102
Las Vegas, Nevada

NOTICE OF 2023 ANNUAL MEETING
OF STOCKHOLDERS
Las Vegas, Nevada
August 11, 2023
Dear Stockholder:
The 2023 Annual Meeting of Stockholders of JanOne Inc., a Nevada corporation (the “Company”), will be held on Monday, October 9, 2023, at 10:00 a.m., Pacific Time, at our principal executive offices located at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119 for the following purposes:
1.
To elect four directors to the Company’s Board of Directors;

2.
To approve the Company’s 2023 Equity Incentive Plan (the “2023 Plan”);

3.
To approve, pursuant to Nasdaq Listing Rule 5635(a), of the issuance of shares of our common stock upon conversion of Series S Convertible Preferred Stock in excess of 20% of our common stock outstanding, which proposal we refer to as the “Nasdaq Preferred Stock Conversion Proposal”;

4.
To ratify the appointment of Hudgens CPA, PLLC (“Hudgens”), as the Company’s independent registered public accounting firm for fiscal year 2023;

5.
To consider and vote upon a proposal to adjourn the Annual Meeting, if necessary or appropriate, which proposal we refer to as the “Adjournment Proposal;” and

6.
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

The Board of Directors has fixed the close of business on August 11, 2023 as the “Record Date” for the 2023 Annual Meeting. Only the holders of record of our common stock, Series A-1 Convertible Preferred Stock, and/or Series S Convertible Preferred Stock as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the 2023 Annual Meeting and any adjournment thereof. We have also enclosed with this notice (i) our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and (ii) a Proxy Statement.
Your vote is extremely important regardless of the number of shares you own.
Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. You may vote your shares on the Internet, by telephone, or by completing, signing, and promptly returning a proxy card or you may vote in person at the Annual Meeting. Voting online, by telephone, or by returning your proxy card does not deprive you of your right to attend the Annual Meeting.
By Order of the Board of Directors,
/s/ Tony Isaac

Tony Isaac, Corporate Secretary
The Proxy Statement is dated August 28, 2023 and is first being made available to stockholders on or about August 31, 2023.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 9, 2023: The Proxy Statement and Annual Report are available at www.ir.janone.com.

i

JanOne Inc.
325 E. Warm Springs Road, Suite 102
Las Vegas, Nevada 89119
(800) 977-6038
PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 9, 2023
This Proxy Statement relates to the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of JanOne Inc. (“JanOne”, the “Company”, “our”, “us”, or “we”). The Annual Meeting will be held on Monday, October 9, 2023, at 10:00 a.m. Pacific Time, at our corporate offices located at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by the Company’s Board of Directors (our “Board”). The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the Annual Meeting on or about August 31, 2023. References in this Proxy Statement to “2022” or “fiscal 2022” refer to the Company’s fiscal year ended December 31, 2022.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Q: What is the purpose of the Annual Meeting?
A:
At the Annual Meeting, holders of our common stock (“Common Stock”), Series A-1 Convertible Preferred Stock (“Series A-1 Preferred Stock”), and Series S Convertible Preferred Stock (“Series S Preferred Stock”) will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including the following:

1.
election of four directors to our Board;

2.
approval of the Company’s 2023 Plan;

3.
approval of the Nasdaq Preferred Stock Conversion Proposal;

4.
ratification of the appointment of Hudgens as the Company’s independent registered public accounting firm for fiscal 2023;

5.
approval of the Adjournment Proposal; and

6.
a vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

Notwithstanding the above, in accordance with applicable Nasdaq Marketplace Rules, holders of shares our Series S Preferred Stock issued in connection with the Merger Agreement, as defined in Proposal No. 3 — Approval of the Nasdaq Preferred Stock Conversion Proposal, are not entitled to vote such shares on that proposal.
Q:
What are our Board’s recommendations?

A:
The Board recommends a vote:

•
FOR the election of the nominated slate of directors;

•
FOR the approval of the Company’s 2023 Plan;

•
FOR the approval of the Nasdaq Preferred Stock Conversion Proposal;

•
FOR the ratification of the Audit Committee’s appointment of Hudgens as the Company’s independent registered public accounting firm for fiscal 2023; and

•
FOR the approval of the Adjournment Proposal.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion.
Q:
Who is entitled to attend the Annual Meeting?

A:
All holders of Common Stock and/or Series A-1 Preferred Stock and/or Series S Preferred Stock as of the Record Date, August 11, 2023, or their duly appointed proxies, may attend the Annual Meeting.

Q:
Who is entitled to vote at the Annual Meeting?

A:
The Company has three outstanding classes or series of voting stock entitled to vote at the Annual Meeting, Common Stock, Series A-1 Preferred Stock, and Series S Preferred Stock. Only stockholders of record of outstanding shares of Common Stock and/or Series A-1 Preferred Stock and/or Series S Preferred Stock of the Company at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting, or any postponement or adjournment of the Annual Meeting.

Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon.
Each outstanding share of Series A-1 Preferred Stock entitles its holder to cast 17 votes per share on each matter to be voted upon, pursuant to the formula described in our Second Amended and Restated Certificate of Designation of the Preferences, Rights, and Limitations of the Series A-1 Convertible Preferred Stock (in our former name: Appliance Recycling Centers of America, Inc.) filed by the Company with the Nevada Secretary of State on April 13, 2021.
Each outstanding share of Series S Preferred Stock entitles its holder to cast one vote per share of Series S Preferred Stock held by such holder as set forth in our Amended and Restated Certificate of Designation of the Rights, Preferences, and Limitations of the Series S Convertible Preferred Stock with respect to any and all matters presented to the stockholders for their action or consideration. Holders of the Series S Preferred Stock vote together with the holders of Common Stock and Series A-1 Preferred Stock as a single class on all matters described in this Proxy Statement, except as provided by law and except as set forth in the respective certificates of designation for the Series A-1 Preferred Stock and Series S Preferred Stock. Notwithstanding the foregoing, holders of shares of Series S Preferred Stock issued in connection with the Merger Agreement (as defined herein) are not entitled to vote such shares on Proposal No. 3 — Approval of Nasdaq Preferred Stock Conversion Proposal.
The holders of outstanding Common Stock are entitled to a total of 3,768,878 votes. The holders of Series A-1 Preferred Stock are entitled to a total of 3,564,995 votes. The holders of Series S Preferred Stock are entitled to a total of 100,000 votes.
Q:
What constitutes a quorum?

A:
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of the Common Stock, Series A-1 Preferred Stock, and Series S Preferred Stock outstanding on the Record Date will constitute a quorum. A quorum is required for business to be conducted at the Annual Meeting. You will be considered part of the quorum if you submit a properly executed proxy card, vote your proxy by using the internet voting service, or vote your proxy by using the toll-free telephone number listed on the proxy card, even if you abstain from voting. Shares held in “street name” by brokers that are voted on at least one proposal to come before the Annual Meeting will be counted as present in determining whether there is a quorum.

Q:
How do I vote my shares if they are registered directly in my name?

A:
We offer four methods for you to vote your shares at the Annual Meeting. While we offer four methods, we encourage you to vote through the Internet or by telephone, as they are the most cost-effective methods for the Company. We also recommend that you vote as soon as possible, even if you are planning to attend the Annual Meeting, so that the vote count will not be delayed. Both the Internet and the telephone provide convenient, cost-effective alternatives to returning your proxy card by mail.

There is no charge to vote your shares via the Internet, though you may incur costs associated with electronic access, such as usage charges from Internet access providers. If you choose to vote your shares through the Internet or by telephone, there is no need for you to mail your proxy card.
You may (i) vote in person at the Annual Meeting or (ii) authorize the persons named as proxies on the enclosed proxy card, Tony Isaac and Virland A. Johnson, to vote your shares by voting through the Internet or by telephone or by returning the enclosed proxy card by mail.
•
By Internet:   Go to www.proxyvote.com. Have your proxy card available when you access the web site. You will need the control number from your proxy card to vote.

•
By telephone:   Dial the toll-free number listed on your proxy card using a touch-tone telephone and follow the recorded instructions.

•
By mail:   Complete, sign and date the proxy card, and return it in the postage paid envelope provided with the proxy material.

Q:
How do I vote my shares of Common Stock if they are held in the name of my broker (street name)?

A:
If your shares of Common Stock are held by your broker, bank or other nominee, or its agent (“Broker”) in “street name,” you will receive a voting instruction form from your Broker asking you how your shares should be voted. You should contact your Broker with questions about how to provide or revoke your instructions. Holders of shares of Series A-1 Preferred Stock and Series S Preferred Stock will receive the Proxy Materials directly from the Company.

If you hold your shares in “street name” and do not provide specific voting instructions to your Broker, a “broker non-vote” will result with respect to Proposals Nos. 1, 2, 3, and 5. Therefore, it is very important to respond to your Broker’s request for voting instructions on a timely basis if you want your shares held in “street name” to be represented and voted at the Annual Meeting. Please see below for additional information if you hold your shares in “street name” and desire to attend the Annual Meeting and vote your shares in person.
Q:
What if I vote and change my mind?

A:
If you are a stockholder and do not hold your shares in “street name,” you may change your vote or revoke your proxy at any time before the proxy is exercised at the Annual Meeting. You may change or revoke it by:

•
Returning a later-dated signed proxy card or re-accessing the Internet voting site or telephone voting number listed on the proxy card;

•
Delivering a written notice of revocation to the Company’s Secretary at the Company’s principal executive office at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119; or

•
Attending the meeting and voting in person at the meeting (although attendance at the meeting without voting at the meeting will not, in and of itself, constitute a revocation of your proxy).

If you hold your shares in “street name,” refer to the voting instruction form provided by your Broker for more information about what to do if you submit voting instructions and then change your mind in advance of the Annual Meeting.
Q:
How can I get more information about attending the Annual Meeting and voting in person?

A:
The Annual Meeting will be held on Monday October 9, 2023, at 10:00 a.m., Pacific Time, at our principal executive offices located at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, or such other time and place to which the Annual Meeting may be adjourned or postponed. For additional details about the Annual Meeting, including directions to the Annual Meeting and information about how you may vote in person if you so desire, please contact the Company’s Secretary at (702) 997-5968.

Q:
What vote is required to approve each item?

A:
Election of Directors.   Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The four persons receiving the greatest number of votes will be elected as directors. Stockholders may not cumulate votes in the election of directors.

Approval of 2023 Plan.   The 2023 Plan will be approved if the proposal receives the affirmative vote of the majority of the number of shares entitled to vote and represented at the Annual Meeting, present in person, or by proxy, in favor of the proposal.
Approval of Nasdaq Preferred Stock Conversion Proposal.   The Nasdaq Preferred Stock Conversion Proposal will be approved if the proposal receives the affirmative vote of the majority of the number of shares entitled to vote and represented at the Annual Meeting, present in person or by proxy, in favor of the proposal. In accordance with Nasdaq Marketplace Rules, holders of shares of our Series S Preferred Stock issued in connection with the Merger Agreement (as defined herein) are not entitled to vote such shares on this proposal.
Ratification of Auditors.   With respect to ratification of the appointment of our independent registered public accounting firm, the proposal will be approved if the proposal receives the affirmative vote of the majority of the number of shares entitled to vote and represented at the Annual Meeting, present in person or by proxy, in favor of the proposal.
Approval of Adjournment Proposal.   The Adjournment Proposal will be approved if the proposal receives the affirmative vote of the majority of the number of shares entitled to vote and represented at the Annual Meeting, present in person or by proxy, in favor of the proposal.
Q:
Are abstentions and broker non-votes counted in the vote totals?

A:
A broker non-vote occurs when shares held by a Broker are not voted with respect to a particular proposal because the Broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your Broker holds your shares in its name and you do not instruct your Broker how to vote, your Broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a Broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At the Annual Meeting, the ratification of the appointment of our independent registered public accounting firm under Proposal No. 4 is a “routine” matter. Your Broker will therefore have discretion to vote on Proposal No. 4. The election of directors under Proposal No. 1, the approval of the 2023 Plan under Proposal No. 2, the approval of the Nasdaq Preferred Stock Conversion Proposal under Proposal No. 3, and the approval of the grant of authority to our Board to adjourn the Annual Meeting, if necessary or appropriate, under Proposal No. 5 are “non-routine” items. Your Broker will therefore not have discretion to vote on Proposals Nos. 1, 2, 3, and 5.

Broker non-votes and abstentions by stockholders from voting (including Brokers holding their clients’ shares of record, who cause abstentions to be recorded) will be counted in determining whether or not a quorum is present. However, as the four nominees receiving the highest number of affirmative votes will be elected, abstentions and broker non-votes will not affect the outcome of the election of directors. With regard to the affirmative vote of the shares present at the meeting required for Proposal No. 4, it is a routine matter, so there will not be any broker non-votes, but abstentions will have the effect of a vote against Proposal No. 4.
Q:
Who will count the vote?

A:
An Inspector of Elections will be appointed for the Annual Meeting to count the votes.

Q:
Can I dissent or exercise rights of appraisal?

A:
Under Nevada law, neither holders of our Common Stock, nor holders of our Series A-1 Preferred Stock, nor holders of our Series S Preferred Stock are entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.
Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your proxy gives authority to Tony Isaac, President and Chief Executive Officer, and Virland A. Johnson, Chief Financial Officer, to vote on such matters at their discretion.

Q:
When are stockholder proposals for the 2024 Annual Meeting of stockholders due?

A:
To be considered for inclusion in the Company’s proxy statement for the Company’s Annual Meeting to be held in 2024, stockholder proposals must be received at the Company’s office no later than June 2, 2024, or, in the event the Company changes the date of its Annual Meeting to be held in 2024 by more than 30 days from the date of this year’s meeting, a reasonable time before the Company begins to print and send its proxy materials. Proposals must be in compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and must be submitted in writing and delivered or mailed to the Company’s Secretary, at JanOne Inc., 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

Q:
Who pays for this proxy solicitation?

A:
The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.

Q:
Where can I access this Proxy Statement and the related materials online?

A:
The Proxy Statement and our Annual Report to Stockholders are available at http://www. proxyvote.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of shares of our Common Stock, Series A-1 Preferred Stock, and Series S Preferred Stock as of August 11, 2023, for:
•
each of our named executive officers;

•
each of our current directors;

•
all of our current executive officers and directors as a group; and

•
each person known to us to be the beneficial owner of more than 5% of any of our Common Stock, Series A-1 Preferred Stock, or Series S Preferred Stock.

The business address of each beneficial owner listed in the table, unless otherwise noted, is c/o JanOne Inc., 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.
We deem shares of our Common Stock, Series A-1 Preferred Stock, and Series S Preferred Stock that may be acquired by an individual or group within 60 days of August 11, 2023 pursuant to the exercise of options or warrants or conversion of convertible securities to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group shown in the table. Percentage of ownership is based on 3,768,878 shares of Common Stock, approximately 209,706 shares of Series A-1 Preferred Stock (which are the voting equivalent of 3,564,995 shares of Common Stock), and 100,000 shares of Series S Preferred Stock outstanding on August 11, 2023. The information as to beneficial ownership was either (i) furnished to us by or on behalf of the persons named or (ii) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our Common Stock, Series A-1 Preferred Stock, and Series S Preferred Stock. As of the date of this Proxy Statement, no holder of Series A-1 Preferred Stock or Series S Preferred Stock has converted his or its shares of such preferred stock into shares of our Common Stock.
Beneficial Ownership of Common Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Named Executive Officers and Directors:
Tony Isaac, Director, President and Chief Executive Officer, Secretary(3)	94,000	2.5%
Virland A. Johnson, Chief Financial Officer	—	*
Richard D. Butler, Director(3)	18,000	*
John Bitar, Director	2,000	*
Nael Hajjar, Director	—	*
All Executive Officers and Directors as a group (6 persons)	114,000	3.0%
Other 5% Stockholders:
Juan Yunis(4)	460,000	12.2%
Michael Bigger(5)	361,000	9.6%

*
Indicates ownership of less than 1% of the outstanding shares

(1)
Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

(2)
Applicable percentage of ownership is based on 3,768,878 shares of Common Stock outstanding as of August 11, 2023, plus, for each stockholder, all shares that such stockholder could acquire within 60 days of August 11, 2023, upon the exercise of existing stock options and warrants or conversion of existing convertible securities.

(3)
Includes shares that could be purchased within 60 days of August 11, 2023, upon the exercise of existing stock options or warrants, as follows: Mr. Isaac, 2,000 shares and Mr. Butler, 4,000 shares. The address for each individual is 325 E. Warm Springs Road Suite 102, Las Vegas, Nevada, 89119.

(4)
Mr. Yunis beneficially owned 460,000 shares of Common Stock. The business address for Mr. Yunis with respect to the shares of Common Stock is c/o JanOne Inc., 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119. See also footnote 4 to the Series A-1 Preferred Stock chart, below.

(5)
Mr. Bigger beneficially owned 361,000 shares of Common Stock. The business address for Mr. Bigger with respect to the shares of Common Stock is 2250 Red Springs Drive, Las Vegas, Nevada 89135.

Beneficial Ownership of Series A-1 Preferred Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Series A Preferred(2)
Greg Sullivan(3)	15,976	7.62%
Juan Yunis(4)	193,730	92.38%

(1)
Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

(2)
Applicable percentage of ownership is based on 209,076 shares of Series A-1 Preferred Stock outstanding as of August 11, 2023.

(3)
The business address for Mr. Sullivan is c/o JanOne Inc., 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119. On January 16, 2019, GeoTraq terminated the employment of Mr. Sullivan pursuant to the terms of the employment agreement dated August 18, 2017 between GeoTraq and Mr. Sullivan. On April 9, 2021, we entered into a settlement agreement (the “Settlement Agreement”) with Mr. Sullivan, under which he may not convert such 28,859 shares of Series A-1 Preferred Stock except in accordance with the Settlement Agreement or in the event that we are not in compliance with the terms of the Settlement Agreement. As of the date of this Proxy Statement, 12,883 of Mr. Sullivan’s shares have been converted into shares of our Common Stock, leaving 15,976 shares issued and outstanding. If converted in full in accordance with the formula set forth in our Second Amended and Restated Certificate of Designation of our Series A-1 Convertible Preferred Stock, Mr. Sullivan would own 319,532 shares of our Common Stock.

(4)
The business address for Mr. Yunis with respect to the shares of Series A-1 Preferred Stock is c/o JanOne Inc., 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119. Under his Series A-1 Preferred Stock agreement, Mr. Yunis is restricted to a beneficial ownership limit of 9.9% of our outstanding Common Stock. As a result of this restriction, as of the Record Date, Mr. Yunis could only convert 346,505 shares of Series A-1 Preferred Stock. If converted, Mr. Yunis would own 806,505 shares of our Common Stock, which would result in his reporting beneficial ownership of 25.6% in the “Percent of Outstanding Common” in the Common Stock chart, above.

Beneficial Ownership of Series S Preferred Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Outstanding Series S Preferred(2)
Amol Soin, MD(3)	100,000	100%

(1)
Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

(2)
Applicable percentage of ownership is based on 100,000 shares of Series S Preferred Stock outstanding as of August 11, 2023. As of the date of this Proxy Statement, Dr. Soin has not converted any of his shares of Series S Preferred Stock into shares of our Common Stock and is precluded from any such conversions due to certain temporal and FDA restrictions set forth in the Certificate of Designation for the Series S Preferred Stock.
(3)
The business address for Dr. Soin with respect to the shares of Series S Preferred Stock is c/o JanOne Inc., 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119. Under the Amended and Restated Certificate of Designation of our Series S Preferred Stock, Dr. Soin is restricted to a beneficial ownership limit of 4.99% of our then outstanding Common Stock. Separate from this limitation, as of the Record Date, Dr. Soin could not convert any shares of his Series S Preferred Stock due to certain temporal and FDA restrictions set forth in the Certificate of Designation for the Series S Preferred Stock. Separate from such restrictions, as of the Record Date, but subject to the Nasdaq 20% conversion ceiling, Dr. Soin could convert 753,775 shares of Series S Preferred Stock. If fully converted, Dr. Soin would own 18,072,289 shares of Common Stock, which would result in his reporting beneficial ownership of 82.74% in the “Percent of Outstanding Common” in the Common Stock chart, above.

ELECTION OF DIRECTORS
(Proposal No. 1)
General
Our property, affairs, and business are managed under the direction of our Board. A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for our Board’s four nominees. The term of office for each person elected as a director will continue until the next annual meeting of stockholders and until a successor has been elected and qualified, or until such director is removed or resigns.
All of the nominees named below are presently our directors, who have served continuously since the year indicated. All nominees have indicated a willingness to serve if elected. We know of no arrangements or understandings between a nominee and any other person pursuant to which the nominee has been selected as a director.
All shares represented by proxies that have been properly executed and returned or properly voted will be voted for the election of all of the nominees named below, unless other instructions are indicated thereon. In the event any one or more of such nominees should for any reason not be able to serve as a director, the proxies will be voted for such other person or persons as may be designated by our Board.
Required Vote
Assuming that a quorum is present, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the four director nominees who receive the most votes will be elected.
The Board recommends voting “FOR” the election of each of the Director nominees as directors, each of whom shall hold office for a term of one year, expiring at the Annual Meeting in 2024, and until his successor is elected and qualified, or until his earlier death, resignation, or removal.
Nominees for Election to our Board
The names of the nominees are set forth in the table below. Following the table is certain information for at least the last five years regarding each nominee.
Name	Position with Company	Director Since	Age as of August 11, 2023
Tony Isaac	Director, President, Chief Executive Officer, and Secretary	2015	69
Richard D. Butler	Director	2015	72
Nael Hajjar	Director	2018	38
John Bitar	Director	2020	60
Tony Isaac has been one of our directors since May 2015 and our Chief Executive Officer since May 2016; he also became our Corporate Secretary in 2021. He served as our Interim Chief Executive Officer from February 2016 until May 2016. Mr. Isaac has served as Financial Planning and Strategist/Economist of Live Ventures Incorporated (“Live Ventures”) (Nasdaq: LIVE), a holding company for diversified businesses, since July 2012. He is the Chairman and Co-Founder of Isaac Organization, a privately held investment company. Mr. Isaac has invested in various companies, both private and public from 1980 to present. Mr. Isaac’s specialty is negotiation and problem-solving of complex real estate and business transactions. Mr. Isaac has served as a director of Live Ventures since December 2011. Mr. Isaac graduated from Ottawa University in 1981, where he majored in Commerce and Business Administration and Economics. We believe that Mr. Isaac brings to our Board significant investment and financial expertise and public board experience.
Richard D. Butler, Jr. has been one of our directors since May 2015. Mr. Butler is the owner of an advisory firm that provides real estate, corporate, and financial advisory services since 1999, and is the co-Founder, Managing Director, and, since 2005, a major stockholder of Ref-Razzer Company, a whistle manufacturing and vending company. Prior to this, Mr. Butler was the Co-Founder and Executive Vice President of Aspen Healthcare, Inc. from 1996 to 1999. From 1993 to 1996, Mr. Butler was a Managing Director at Landmark Financial and from 1989 to 1993 he was a Partner at Cal Ventures Real Estate Investment Group. Prior to this, Mr. Butler also served as the President and Chief Executive Officer of Mt. Whitney Savings Bank, Chief Executive Officer of First Federal Mortgage Bank, Chief Executive Officer of Trafalgar Mortgage, and Executive Officer and Member of the President’s Advisory Committee at State Savings & Loan Association (peak assets $14 billion) and American Savings & Loan Association (NYSE: FCA; peak assets $34 billion). Mr. Butler has served on the Board of Directors of Live Ventures (Nasdaq: LIVE) since August 2006. Mr. Butler attended Bowling Green University in Ohio, San Joaquin Delta College in California, and Southern Oregon State College. We believe that Mr. Butler brings to our Board extensive experience in financial management and executive roles, which enable him to provide important expertise in financial, operating, and strategic matters that impact our Company.
John Bitar has been one of our directors since January 2020. Since 2012, Mr. Bitar has been providing consulting services to companies and clients on business and legal strategies, management, operations, and cost controls. From 2007 to 2012, Mr. Bitar co-founded and was Managing Partner of a worker’s compensation law firm. Mr. Bitar has been an attorney admitted to the California State Bar since 1999. Mr. Bitar graduated from the University of Southern California in 1996 and earned his Juris Doctorate Degree in 1999 from University of the Pacific, McGeorge School of Law. We believe that Mr. Bitar brings to our Board significant business experience and brings operational expertise.
Nael Hajjar has been one of our directors since August 2018. Mr. Hajjar is currently the Unit Head for the Annual Wholesale Trade Survey in Statistics Canada’s Manufacturing and Wholesale Trade Division. From March 2011 through May 2016, Mr. Hajjar was a Senior Analyst — Economist of Statistics Canada’s Producer Prices Division, where he developed Canada’s first ever Investment Banking Services Price Index while leading the development of a variety of Financial Services Price Index development projects. We believe that Mr. Hajjar brings to our Board extensive experience in research and analysis of financial statistics, economics, and business practices in a variety of industries, including manufacturing, logging, Wholesale Trade, and financial services. We believe that Mr. Hajjar also has extensive experience in project management, and he holds a Bachelor of Social Science, Honors in Economics (which he earned in 2006), and Bachelor of Commerce, Option in Finance (which he earned in 2008), both from the University of Ottawa.
Director Independence
There are no family relationships among any of the directors or executive officers of the Company. Of the current directors, each of Messrs. Butler, Bitar, and Hajjar is an “independent” director, as defined under the rules of The Nasdaq Stock Market (“Nasdaq”) and each has been an independent director since each joined our Board.
Board Leadership Structure and Role in Risk Oversight
Tony Isaac, our President, Chief Executive Officer, and Secretary, also serves as Chairman of our Board. Currently, our Board does not have a Lead Independent Director. Although our Board reserves the right to make changes in the future, it believes that the current structure, as described in this Proxy Statement, is appropriate at this time given the size and experience of our Board, as well as the background and experience of management.
It is management’s responsibility to manage risk and bring to the attention of our Board the most material risks affecting the Company. Our Board, including through committees of our Board comprised solely of independent directors, regularly reviews various areas of significant risk to the Company, and advises and directs management on the scope and implementation of policies, strategic initiatives, and other actions designed to mitigate various types of risks. Specific examples of risks primarily overseen by our full Board include competition risks, industry risks, economic risks, liquidity risks, and business operations risks. Our Audit Committee reviews with management and the independent auditors significant financial risk exposures and the processes management has implemented to monitor, control, and report such exposures. Our Audit Committee also reviews and approves transactions with related persons. Our Compensation Committee (the “Compensation Committee”) reviews and evaluates potential risks related to the attraction and retention of talent, and risks related to the design of compensation programs established by our Compensation Committee for our executive officers.
Actions and Committees of our Board
In fiscal 2022, our Board met five times and took action by unanimous written consent three times. In fiscal 2022, our Board had three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Audit Committee met four times during fiscal 2022. Our Compensation Committee met once during fiscal 2022 and took action by unanimous written consent one time. Our Nominating and Corporate Governance Committee did not hold a formal meeting during fiscal 2022 but did take one action by unanimous written consent. Our Board currently has no other standing committees and has no current plans to establish additional committees. Each person who served as a director during fiscal 2022 attended at least 75% of the meetings of our Board and of the committees on which the director served. It is our policy that all directors should attend the Annual Meeting of stockholders. Four out of four members of our Board who were in place at the time of last year’s Annual Meeting of Stockholders attended last year’s Annual Meeting.
Board Diversity
Board Diversity (As of August 11, 2023)
Total Number of Directors	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	3	0	1
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+			0
Did Not Disclose Demographic Background			4
Audit Committee
The Audit Committee (the “Audit Committee”) of our Board is comprised entirely of non-employee directors. In fiscal 2022, the members of our Audit Committee were Mr. Bitar, Mr. Butler (Chair), and Mr. Hajjar. Each of Messrs. Bitar, Butler, and Hajjar was an “independent” director as defined under Nasdaq rules. Our Audit Committee is responsible for selecting and approving our independent auditors, for relations with the independent auditors, for review of internal auditing functions (whether formal or informal) and internal controls, and for review of financial reporting policies to assure full disclosure of financial condition. Our Audit Committee operates under a written charter adopted by our Board, which is posted on our website at www.janone.com under the caption “Investors — Governance — Governance Documents.” The Board has determined that Mr. Butler is an “audit committee financial expert” as defined in SEC rules. Our Audit Committee operates under a written charter adopted by our Board, which is posted on our website at www.janone.com under the caption “Investors — Governance — Governance Documents.”
Compensation Committee
The Compensation Committee (the “Compensation Committee”) of our Board is comprised entirely of non-employee directors. In fiscal 2022, the members of our Compensation Committee were Mr. Hajjar and

Mr. Butler (Chair), each of whom was also an “independent” director as defined under Nasdaq rules. Our Compensation Committee is responsible for review and approval of officer salaries and other compensation and benefits programs and determination of officer bonuses. Annual compensation for our executive officers, other than our Chief Executive Officer, is recommended by our Chief Executive Officer and approved by our Compensation Committee. The annual compensation for our Chief Executive Officer is recommended by our Compensation Committee and formally approved by our full Board. Our Compensation Committee may approve grants of equity awards under our stock compensation plans. Our Compensation Committee operates under a written charter adopted by our Board in March 2011, which is posted on our website at www.janone.com under the caption “Investors — Governance — Governance Documents.”
In the performance of its duties, our Compensation Committee may select independent compensation consultants to advise the committee when appropriate. No compensation consultant played a role in the executive officer and director compensation for fiscal 2022. In addition, our Compensation Committee may delegate authority to subcommittees where appropriate. Our Compensation Committee may separately meet with management if deemed necessary and appropriate.
Governance Committee
The Nominating and Corporate Governance Committee (our “Governance Committee”) is comprised entirely of non-employee directors. In fiscal 2022, the members of our Governance Committee were Mr. Butler and Mr. Bitar, each of whom was also an “independent” director as defined under Nasdaq rules. The primary purpose of our Governance Committee is to ensure an appropriate and effective role for our Board in our governance. The principal recurring duties and responsibilities of our Governance Committee include (i) making recommendations to our Board regarding the size and composition of our Board, (ii) identifying and recommending to our Board candidates for election as directors, (iii) reviewing our Board’s committee structure, composition and membership and recommending to our Board candidates for appointment as members of our Board’s standing committees, (iv) reviewing and recommending to our Board corporate governance policies and procedures, (v) reviewing our Code of Business Ethics and Conduct and compliance therewith, and (vi) ensuring that emergency succession planning occurs for the positions of Chief Executive Officer, other key management positions, our Board chairperson and Board members. Our Governance Committee operates under a written charter adopted by our Board, which is posted on our website at www.janone.com under the caption “Investors — Governance — Governance Documents.”
Our Governance Committee will consider director candidates recommended by stockholders. The criteria applied by our Governance Committee in the selection of director candidates is the same whether the candidate was recommended by a Board member, an executive officer, a stockholder, or a third party, and accordingly, our Governance Committee has not deemed it necessary to adopt a formal policy regarding consideration of candidates recommended by stockholders. Stockholders wishing to recommend candidates for Board membership should submit the recommendations in writing to our Secretary.
Our Governance Committee identifies director candidates primarily by considering recommendations made by directors, management, and stockholders. Our Governance Committee also has the authority to retain third parties to identify and evaluate director candidates and to approve any associated fees or expenses. Board candidates are evaluated on the basis of a number of factors, including the candidate’s background, skills, judgment, diversity, experience with companies of comparable complexity and size, the interplay of the candidate’s experience with the experience of other Board members, the candidate’s independence or lack of independence, and the candidate’s qualifications for committee membership. Our Governance Committee does not assign any particular weighting or priority to any of these factors and considers each director candidate in the context of the current needs of our Board as a whole. Director candidates recommended by stockholders are evaluated in the same manner as candidates recommended by other persons.
Review, Approval or Ratification of Transactions with Related Persons
Our Audit Committee is responsible for the review and approval of all transactions in which we were or are to be a participant and in which any of our executive officers, directors, or director nominees, or any immediate family member of any such person (“related persons”) have or will have a material interest. In addition, all, if any, transactions with related persons that come within the disclosures required by Item 404 of the SEC’s Regulation S-K must also be approved by our Audit Committee. The policies and procedures regarding the approval of all such transactions with related persons have been approved at a meeting of our Audit Committee and are evidenced in our corporate records. Each member of our Audit Committee is an “independent” director as defined under Nasdaq rules.
Code of Ethics
Our Audit Committee has adopted a code of ethics applicable to our directors and officers (including our Chief Executive Officer, President, and Chief Financial Officer) and other of our senior executives and employees in accordance with applicable rules and regulations of the SEC and Nasdaq. A copy of the code of ethics may be obtained upon request, without charge, by addressing a request to Corporate Secretary, JanOne Inc., 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119. The code of ethics is also posted on our website at www.janone.com under “Investors — Governance — Governance Documents.”
We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding the amendment to, or waiver from, a provision of the code of ethics by posting such information on our website at the address and location specified above and, to the extent required by the listing standards of the Nasdaq Capital Market, by filing a Current Report on Form 8-K with the SEC disclosing such information.
Board Contact Information
If you would like to contact our Board or any committee of our Board, you can send an email to board@janone.com, or write to JanOne Inc., c/o Corporate Secretary, 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119. All communications will be compiled by the Secretary of the Company and submitted to our Board or the applicable committee or director on a periodic basis.

EXECUTIVE OFFICERS
Set forth below is certain information regarding our current executive officer as of August 11, 2023, other than Tony Isaac, whose biographical information is presented under “Nominees for Election to the Board of Directors.”
Virland A. Johnson, 62	Mr. Johnson was appointed our Chief Financial Officer on August 21, 2017. He had previously served us as a consultant beginning in February 2017. Mr. Johnson served as Chief Financial Officer for Live Ventures between January 3, 2017 and September 21, 2021. Prior to joining Live Ventures, Mr. Johnson was Sr. Director of Revenue for JDA Software from February 2010 to April 2016, where he was responsible for revenue recognition determination, sales and contract support while acting as a subject matter expert. Prior to joining JDA, Mr. Johnson provided leadership and strategic direction while serving in C-Level executive roles in public and privately held companies such as Cultural Experiences Abroad, Inc., Fender Musical Instruments Corp., Triumph Group, Inc., Unitech Industries, Inc. and Younger Brothers Group, Inc. Mr. Johnson’s more than 30 years of experience is primarily in the areas of process improvement, complex debt financings, SEC and financial reporting, turn-arounds, corporate restructuring, global finance, merger and acquisitions and returning companies to profitability and enhancing stockholder value. Mr. Johnson holds a Bachelor’s degree in Accountancy from Arizona State University which he earned in 1982, and holds an active CPA license in the State of Arizona.

APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN
(Proposal No. 2)
What Am I Voting On?
Stockholders are being asked to approve the Company’s 2023 Equity Incentive Plan (the “2023 Plan”), which was approved by our Board on August 25, 2023. The 2023 Plan will become effective on the date it is approved by our stockholders, and will replace the 2016 Plan, which is the only plan under which equity awards are currently being granted.
Voting Recommendation
FOR the approval of the 2023 Plan because it includes a number of features that we believe are consistent with the interests of our stockholders and sound corporate governance practices.
General
The purpose of the 2023 Plan is to enhance stockholder value by linking the compensation of our officers, directors, key employees, and consultants to increases in the price of our Common Stock and the achievement of other performance objections and to encourage ownership in the Company by key personnel whose long-term employment is considered essential to our continued progress and success. The 2023 Plan is also intended to assist us in recruiting new employees and to motivate, retain, and encourage such employees and directors to act in our stockholders’ interest and share in our success.
Term
The 2023 Plan will become effective upon approval by our stockholders and will continue in effect from that date until it is terminated in accordance with its terms.
Administration
The 2023 Plan may be administered by our Board, a committee designated by it, and/or their respective delegates. Our Board currently contemplates that our Compensation Committee will administer the 2023 Plan. The administrator has the power to determine the directors, employees, and consultants who may participate in the 2023 Plan and the amounts and other terms and conditions of awards to be granted under the Incentive Plan. All questions of interpretation and administration with respect to the 2023 Plan will be determined by the administrator. The administrator also will have the complete authority to adopt, amend, rescind, and enforce rules and regulations pertaining to the administration of the 2023 Plan; to correct administrative errors; to make all other determinations deemed necessary or advisable for administering the 2023 Plan and any award granted under the 2023 Plan; and to authorize any person to execute, on behalf of the Company, all agreements and documents previously approved by the administrator, among other items.
Eligibility
Any of our directors, employees, or consultants, or any directors, employees, or consultants of any of our affiliates (except that with respect to incentive stock options, only employees of the Company or any of our subsidiaries are eligible), are eligible to participate in the 2023 Plan.
Available Shares
Subject to the adjustment provisions included in the 2023 Plan, a total of two million shares of our Common Stock would be authorized for awards granted under the 2023 Plan. Shares subject to awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part), will not reduce the aggregate number of shares that may be subject to or delivered under awards granted under the 2023 Plan and will be available for future awards granted under the 2023 Plan.
Types of Awards
We may grant the following types of awards under the 2023 Plan: stock awards; options; stock appreciation rights; stock units; or other stock-based awards.

Stock Awards.   The 2023 Plan authorizes the grant of stock awards to eligible participants. The administrator determines (i) the number of shares subject to the stock award or a formula for determining such number, (ii) the purchase price of the shares, if any, (iii) the means of payment for the shares, (iv) the performance criteria, if any, and the level of achievement versus these criteria, (v) the grant, issuance, vesting, and/or forfeiture of the shares, (vi) restrictions on transferability, and (vii) such other terms and conditions determined by the administrator.
Options.   The 2023 Plan authorizes the grant of non-qualified and/or incentive options to eligible participants, which options give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the option, to purchase shares of our Common Stock at a fixed price. The administrator determines the exercise price for each share subject to an option granted under the 2023 Plan, which exercise price cannot be less than the fair market value (as defined in the 2023 Plan) of our Common Stock on the grant date. The administrator also determines the number of shares subject to each option, the time or times when each option becomes exercisable, and the term of each option (which cannot exceed ten (10) years from the grant date).
Stock Appreciation Rights.   The 2023 Plan authorizes the grant of stock appreciation rights to eligible participants, which stock appreciation rights give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the stock appreciation right, to receive in cash or shares of our Common Stock the excess of the fair market value (as defined in the 2023 Plan) of our Common Stock on the date of exercise over the exercise price of the stock appreciation right. All stock appreciation rights under the 2023 Plan shall be granted subject to the same terms and conditions applicable to options granted under the 2023 Plan. Stock appreciation rights may be granted to awardees either alone or in addition to or in tandem with other awards granted under the 2023 Plan and may, but need not, relate to a specific option granted under the 2023 Plan.
Stock Unit Awards and Other Stock-Based Awards.   In addition to the award types described above, the administrator may grant any other type of award payable by delivery of our Common Stock in such amounts and subject to such terms and conditions as the administrator determines in its sole discretion, subject to the terms of the 2023 Plan. Such awards may be made in addition to or in conjunction with other awards under the 2023 Plan. Such awards may include unrestricted shares of our Common Stock, which may be awarded, without limitation (except as provided in the 2023 Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our Common Stock from us.
Award Limits
Subject to the terms of the 2023 Plan, the aggregate number of shares that may be subject to all incentive stock options granted under the 2023 Plan cannot exceed the total aggregate number of shares that may be subject to or delivered under awards under the 2023 Plan. Notwithstanding any other provisions of the 2023 Plan to the contrary, the aggregate grant date fair value (computed as specified in the 2023 Plan) of all awards granted to any non-employee director during any single calendar year shall not exceed 100,000 shares.
New Plan Benefits
The amount of future grants under the 2023 Plan is not determinable, as awards under the 2023 Plan will be granted at the sole discretion of the administrator. We cannot determinate at this time either the persons who will receive awards under the 2023 Plan or the amount or types of such any such awards.
Transferability
Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will, or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment, or transfer shall be of no effect prior to the date an award is vested and settled.

Termination of Employment or Board Membership
At the grant date, the administrator is authorized to determine the effect a termination from membership on our Board by a non-employee director for any reason or a termination of employment (as defined in the 2023 Plan) due to disability (as defined in the 2023 Plan), retirement (as defined in the 2023 Plan), death, or otherwise (including termination for cause (as defined in the 2023 Plan)) will have on any award. Unless otherwise provided in the award agreement:
•
Upon termination from membership on our Board by a non-employee director for any reason other than disability or death, any option or stock appreciation right held by such director that (i) has not vested and is not exercisable as of the termination effective date will be subject to immediate cancellation and forfeiture or (ii) is vested and exercisable as of the termination effective date shall remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. Any unvested stock award, stock unit award, or other stock-based award held by a non-employee director at the time of termination from membership on our Board for a reason other than disability or death will immediately be cancelled and forfeited.

•
Upon termination from membership on our Board by a non-employee director due to disability or death will result in full vesting of any outstanding option or stock appreciation rights and vesting of a prorated portion of any stock award, stock unit award, or other stock based award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination from membership on our Board by a non-employee director due to disability or death occurs over the total number of months in such period. Any option or stock appreciation right that vests upon disability or death will remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. In the case of any stock award, stock unit award, or other stock-based award that vests on the basis of attainment of performance criteria (as defined in the 2023 Plan), the pro rata vested amount will be based upon the target award.

•
Upon termination of employment due to disability or death, any option or stock appreciation right held by an employee will, if not already fully vested, become fully vested and exercisable as of the effective date of such termination of employment due to disability or death, or, in either case, the remaining term of the option or stock appreciation right, if less. Termination of employment due to disability or death shall result in vesting of a prorated portion of any stock award, stock unit award, or other stock based award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination of employment due to disability or death occurs over the total number of months in such period. In the case of any stock award, stock unit award, or other stock-based award that vests on the basis of attainment of performance criteria, the pro-rata vested amount will be based upon the target award.

•
Any option or stock appreciation right held by an awardee at retirement that occurs at least one year after the grant date of the option or stock appreciation right will remain outstanding for the remaining term of the option or stock appreciation right and continue to vest; any stock award, stock unit award, or other stock based award held by an awardee at retirement that occurs at least one year after the grant date of the award shall also continue to vest and remain outstanding for the remainder of the term of the award.

•
Any other termination of employment shall result in immediate cancellation and forfeiture of all outstanding awards that have not vested as of the effective date of such termination of employment, and any vested and exercisable options and stock appreciation rights held at the time of such termination of such termination of employment shall remain exercisable for 90 days thereafter or the remaining term of the option or stock appreciation right, if less. Notwithstanding the foregoing, all outstanding and unexercised options and stock appreciation rights will be immediately cancelled in the event of a termination of employment for cause.

Change of Control
In the event of a change of control (as defined in the 2023 Plan), unless other determined by the administrator as of the grant date of a particular award, the following acceleration, exercisability, and valuation provisions apply:
•
On the date that a change of control occurs, all options and stock appreciation rights awarded under the 2023 Plan not previously exercisable and vested will, if not assumed, or substituted with a new award, by the successor to the Company, become fully exercisable and vested, and if the successor to the Company assumes such options or stock appreciation rights or substitutes other awards for such awards, such awards (or their substitutes) shall become fully exercisable and vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control.

•
Except as may be provided in an individual severance or employment agreement (or severance plan) to which an awardee is a party, in the event of an awardee’s termination of employment within two years after a change of control for any reason other than because of the awardee’s death, retirement, disability, or termination for cause, each option and stock appreciation right held by the awardee (or a transferee) that is vested following such termination of employment will remain exercisable until the earlier of the third anniversary of such termination of employment (or any later date until which it would have remained exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an awardee’s termination of employment more than two years after a change of control, or within two years after a change of control because of the awardee’s death, retirement, disability, or termination for cause, the regular provisions of the 2023 Plan regarding employment termination (described above) will govern (as applicable).

•
On the date that a change of control occurs, the restrictions and conditions applicable to any or all stock awards, stock unit awards, and other stock-based awards that are not assumed, or substituted with a new award, by the successor to the Company will lapse and such awards will become fully vested. Unless otherwise provided in an award agreement at the grant date, upon the occurrence of a change of control without assumption or substitution of the awards by the successor, any performance-based award will be deemed fully earned at the target amount as of the date on which the change of control occurs. All stock awards, stock unit awards, and other stock-based awards shall be settled or paid within 30 days of vesting. Notwithstanding the foregoing, if the change of control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Internal Revenue Code, and the regulations thereunder, the awardee shall be entitled to receive the award from us on the date that would have applied, absent this provision. If the successor to us does assume (or substitute with a new award) any stock awards, stock unit awards, and other stock-based awards, all such awards shall become fully vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control, and any performance based award will be deemed fully earned at the target amount effective as of the termination of employment.

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The administrator, in its discretion, may determine that, upon the occurrence of a change of control of us, each option and stock appreciation right outstanding will terminate within a specified number of days after notice to the participant, and/or that each participant receives, with respect to each share subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such change of control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction), or in a combination thereof, as the administrator, in its discretion, determines and, if there is no excess value, the administrator may, in its discretion, cancel such awards.

•
An option, stock appreciation right, stock award, stock unit award, or other stock-based award will be considered assumed or substituted for if, following the change of control, the award confers the right to purchase or receive, for each share subject to the option, stock appreciation right, stock award, stock unit award, or other stock-based award immediately prior to the change of control, the consideration (whether stock, cash, or other securities or property) received in the transaction constituting a change of control by holders of shares for each share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that, if such consideration received in the transaction constituting a change of control is not solely shares of common stock of the successor company, the administrator may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an option, stock appreciation right, stock award, stock unit award, or other stock-based award, for each share subject thereto, will be solely shares of common stock of the successor company with a fair market value substantially equal to the per-share consideration received by holders of shares in the transaction constituting a change of control. The determination of whether fair market value is substantially equal shall be made by the administrator in its sole discretion and its determination will be conclusive and binding.
U.S. Federal Income Tax Treatment
The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to awards as of the date of this Proxy Statement. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.
Non-Qualified Options.   With respect to non-qualified options granted to participants under the 2023 Plan, (i) no income is realized by the participant at the time the non-qualified option is granted, (ii) at exercise, (a) ordinary income is realized by the participant in an amount equal to the difference between the option exercise price and the fair market value of our on the date of exercise, (b) such amount is treated as compensation and is subject to both income and wage tax withholding, and (c) we may claim a tax deduction for the same amount, and (iii) on disposition of the option shares, any appreciation or depreciation after the date of exercise of the non-qualified option, compared to the disposition price of the option shares will be treated as either short-term or long-term capital gain or loss depending on the holding period.
Incentive Stock Options.   With respect to incentive stock options, there is no tax to the participant at the time of the grant. Additionally, if applicable holding period requirements (a minimum of both two years from the grant date and one year from the exercise date) are met, the participant will not recognize taxable income at the time of the exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income, potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the option exercise price), upon their disposition, the holding period of the option shares will be treated as a long-term capital gain or loss, and, unlike the treatment for shares issued pursuant to the exercise of a non-qualified option, we will not be entitled to any tax deduction. If the shares acquired on option exercise are disposed of in a “non-qualifying disposition” (i.e., before the holding period requirements had been met), the participant will generally realize ordinary income at the time of the disposition of the option shares in an amount equal to the lesser of (i) the excess of the fair market value of the option shares on the date of exercise of the incentive stock option over the exercise price thereof or (ii) the excess, if any, of the amount realized upon disposition of the option shares over the exercise price of the incentive stock option, and, just as the treatment for shares issued pursuant to the exercise of a non-qualified option, we will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price of the incentive stock option over the amount realized upon the disposition of the option shares.
Other Awards.   The current federal income tax consequences of other awards authorized under the 2023 Plan generally follow certain basic patterns. An award of restricted shares of Common Stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares then vest, unless the participant elects under Internal Revenue Code Section 83(b) to accelerate income recognition and the taxability of the award to the grant date. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. Stock appreciation right awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) with respect to covered employees.
Section 162(m) of the Internal Revenue Code.   Internal Revenue Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1,000,000. “Covered employees” generally includes the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executive officers.
Section 409A of the Internal Revenue Code.   Awards granted under the 2023 Plan will generally be designed and administered in such a manner that they are either exempt from the application of, or comply with the requirements of, Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder in an amount equal to 20% of the deferred amount, and a possible interest charge. Options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features.
Other Tax Considerations.   This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the 2023 Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the 2023 Plan, including the application and effect of foreign state and local taxes and any changes in the tax laws after the date of this Proxy Statement.
Amendment and Termination
The administrator may amend, alter, or discontinue the 2023 Plan or any award agreement, but any such amendment is subject to the approval of our stockholders in the manner and to the extent required by applicable law. In addition, without limiting the foregoing, unless approved by our stockholders and subject to the terms of the 2023 Plan, no such amendment shall be made that would (i) increase the maximum aggregate number of shares that may be subject to awards granted under the 2023 Plan, (ii) reduce the minimum exercise price for options or stock appreciation rights granted under the 2023 Plan, or (iii) reduce the exercise price of outstanding options or stock appreciation rights, as prohibited by the terms of the 2023 Plan without stockholder approval.
No amendment, suspension, or termination of the 2023 Plan will impair the rights of any participant with respect to an outstanding award, unless otherwise mutually agreed between the participant and the administrator, which agreement must be in writing and signed by the participant and us, except that no such agreement will be required if the administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for us, the 2023 Plan, or the award to satisfy any applicable law or to meet the requirements of any accounting standard or (ii) is not reasonably likely to diminish the benefits provided under such award significantly, or that any such diminution has been adequately compensated, except that this exception shall not apply following a change of control. Termination of the 2023 Plan will not affect the administrator’s ability to exercise the powers granted to it hereunder with respect to awards granted under the 2023 Plan prior to the date of such termination
The foregoing description of the 2023 Plan is qualified entirely by the copy of the 2023 Plan attached hereto as Annex A.
Required Vote
Assuming that a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of our Common Stock and shares of Series A-1 Preferred Stock and Series S Preferred Stock that are present in person or by proxy and entitled or required to vote on Proposal No. 2 will be necessary to approve the 2023 Plan as disclosed in this Proxy Statement. Abstentions and broker non-votes will have the effect of a vote against Proposal No. 2.

Our Board recommends that you vote “FOR” the approval of the 2023 Plan.
If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2023 Annual Meeting, each such proxy will be deemed to grant authority to vote “FOR” the approval of the 2023 Plan as disclosed in this Proxy Statement and as described in this “Proposal No. 2 — Approval of the 2023 Plan.”

APPROVAL OF NASDAQ PREFERRED STOCK CONVERSION PROPOSAL
(Proposal No. 3)
General
Stockholders are being asked to approve the issuance of up to 18,072,289 shares of our Common Stock upon conversion of the shares of our Series S Preferred Stock, the aggregate of which conversions and exercises would represent greater than 19.9% of the issued and outstanding shares of our Common Stock as of December 28, 2022 (the date on which we issued and sold the shares of our Series S Preferred Stock). This requested approval is required by and in accordance with Nasdaq Listing Rule 5635(a).
What Am I Voting On?
At the Annual Meeting, holders of our Common Stock and Series A-1 Preferred Stock will be asked to approve the issuance of more than 19.9% of our outstanding Common Stock upon the conversion of Series S Convertible Preferred Stock (“Series S Preferred Stock”), issued by us pursuant to the Merger Agreement (as defined below) on December 28, 2022, for the purposes of compliance with Nasdaq Listing Rule 5635(a) and the Merger Agreement.
Voting Recommendation
FOR the approval of the Nasdaq Preferred Stock Conversion Proposal.
Acquisition of Soin Therapeutics, LLC
On December 28, 2022, we acquired Soin Therapeutics LLC, a Delaware limited liability company (“STLLC”), and its product, a patent-pending, novel formulation of low-dose naltrexone. The product is being developed for the treatment of Complex Regional Pain Syndrome (CRPS), an indication that causes severe, chronic pain generally affecting the arms or legs. At present, there are no truly effective treatments for CRPS. Because of the relatively small number of patients afflicted with CRPS, the FDA has granted Orphan Drug Designation for any product approved for treatment of CRPS. This designation will provide us with tax credits for our clinical trials, exemption of user fees, and the potential of seven years of market exclusivity following approval. In addition, development of orphan drugs currently also involves smaller trials and quicker times to approval, given the limited number of patients available to study. However, there can be no assurance that the product will receive FDA approval or that it will result in material sales.
In anticipation of the closing of the merger, we formed a merger subsidiary known as STI Merger Sub, Inc., a Delaware corporation (our “Merger Sub”), and issued 100,000 shares of our Series S Preferred Stock to Amol Soin, M.D., the sole stockholder of STLLC (“Dr. Soin”). The acquisition was memorialized by an Agreement and Plan of Merger, dated as of December 28, 2022 (the “Merger Agreement”), by and among STLLC, Dr. Soin, our Merger Sub, and us.
For not less than six months after the closing and potentially up to approximately one year from the closing, Dr. Soin will remain our Chief Medical Officer.
At the closing of the merger, (i) our Merger Sub merged with and into STLLC with STLLC as the surviving entity and (ii) we issued 100,000 shares of our Series S Preferred Stock to Dr. Soin. This all-stock transaction has an initial value of $13,000,000, potentially increasing by an additional $17,000,000 to up to a total value of $30,000,000, depending on revenues generated by the STLLC product, and we are carrying the transaction at a value of approximately $18,930.000 on our consolidated balance sheets as of April 1, 2023.
Conversion of Series S Preferred Stock
Subject to certain restrictions, Dr. Soin may convert up to $3,000,000 of value of the Series S Preferred Stock into shares of our Common Stock commencing December 28, 2023 and may convert up to an additional $10,000,000 of value of the Series S Preferred Stock from and after the sooner of (y) the issuance by the FDA of New Drug Approval (as defined in the Merger Agreement) or (z) December 28, 2032. Further, Dr. Soin may convert up to an additional $17,000,000 of value of the Series S Preferred Stock at a rate of 5% of the gross revenues that we receive in connection with sales or license revenue from the product.

The shares of Series S Preferred Stock are convertible into shares of Common Stock according to the following formula: The Conversion Price per share of the Series S Preferred Stock shall be the higher of (i) $1.66; and (ii) the lower of (x) the Nasdaq Official Closing Price per share of our Common Stock on the date which a holder exercises his right to convert shares of Series S Preferred Stock, or (y) the average Nasdaq Official Closing Price of the Common Stock for the five trading days immediately preceding the date on which a Holder exercises his right to convert shares of Series S Preferred Stock.
The Merger Agreement also permits us to issue additional shares of Series S Preferred Stock to Dr. Soin if required to fulfill our obligations under the Merger Agreement.
There are restrictions on the maximum number of shares of Series S Preferred Stock that Dr. Soin (or his legal transferee) can keep, convert to shares of our Common Stock, or sell into the public markets at any given time: (i) Dr. Soin may not convert shares of Series S Preferred Stock in an amount that would result in Dr. Soin beneficially owning greater than 4.99% of our then-outstanding Common Stock (with such ownership restriction referred to as the “Beneficial Ownership Limitation”) and (ii) for a five-year period, Dr. Soin may not dispose of any shares of our Common Stock into the public markets in an amount that exceeds 5% of the daily trading volume of our Common Stock during any trading day. In addition, we may not issue any shares of our Common Stock in connection with any conversion that would trigger any Nasdaq requirement to obtain stockholder approval prior to a conversion or any issuance of shares of our Common Stock in connection therewith that would exceed 19.9% of the number of shares of our Common Stock outstanding as of the date of the Merger Agreement (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”). This Exchange Cap restriction will be in effect until our stockholders approve of the issuance in compliance with Nasdaq’s stockholder voting requirements. Further, during the five-year period that commences on the date that Dr. Soin is first eligible to convert any shares of Series S Preferred Stock into shares of our Common Stock, he will not dispose of any of such shares into the public markets in an amount that exceeds five percent of the daily trading volume of our Common Stock during any trading day.
Shares Issuable Upon Conversion
Set forth below is a table summarizing the issued and outstanding Series S Preferred Stock, as well as the number of shares of our Common Stock that are potentially issuable upon conversion of the Series S Preferred Stock. The sale into the public markets of the shares of underlying Common Stock could materially and adversely affect the market price of our Common Stock.
	Series S Preferred Stock Issued and Outstanding	Common Stock (as converted)
Total, which solely are shares issued pursuant to the Merger Agreement:	100,000	18,072,289
Description of Series S Preferred Stock
Dividends
Shares of Series S Preferred Stock do not have dividend rights.
Voting Rights
The Holders of shares of our Series S Preferred Stock have one vote for such share. With respect to any stockholder vote, the Holders have full voting rights and powers equal to the voting rights and powers of our Common Stock stockholders, and are entitled to notice of any stockholders’ meeting in accordance with our Bylaws, and are entitled to vote, together with our Common Stock stockholders, with respect to any question upon which our Common Stock stockholders have the right to vote. The Holders of Series S Preferred Stock shall vote together with all other classes and series of our Common Stock and Preferred Stock as a single class on all actions to be taken by our Common Stock stockholders, except to the extent that voting as a separate class or series is required by law.

Redemption
The Series S Preferred Stock has no redemption rights.
Preemptive Rights
Holders of the Series S Preferred Stock are not entitled to any preemptive, subscription, or similar rights in respect of any of our securities.
Protective Provisions
Without first obtaining the affirmative approval of a majority of the holders of the shares of Series S Preferred Stock, we may not directly or indirectly (i) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series S Preferred Stock; (ii) effect an exchange, reclassification, or cancellation of all or a part of the Series S Preferred Stock, but excluding a stock split or reverse stock split or combination of the Common Stock or Preferred Stock; (iii) effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series S Preferred Stock; (iv) issue additional shares of Series S Preferred Stock other than in connection with the merger agreement; or (v) alter or change the rights, preferences, or privileges of the shares of Series S Preferred Stock so as to affect adversely the shares of such series, including the rights set forth in the Amended and Restated Certification of Designation of Series S Preferred Stock; provided, however, that we may, without any vote of the holders of shares of the Series S Preferred Stock, make technical, corrective, administrative, or similar changes to that Amended and Restated Certificate of Designation that do not, individually or in the aggregate, materially adversely affect the rights or preferences of the holders of shares of the Series S Preferred Stock.
Reasons for Stockholder Approval
Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Listing Rule 5635(a), which requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue a number of shares of common stock that is equal to or greater than 20% of the number of shares of its then-outstanding common stock. Thus, in order to permit the issuance of our Common Stock upon conversion of the Series S Preferred Stock, we must first obtain stockholder approval of this issuance.
We generally have no control over whether the holders convert their shares of Series S Preferred Stock. For this reason, we are unable to accurately forecast or predict with any certainty the timing or the total amount of shares that may be issued under the Series S Preferred Stock. The potential issuance of the shares that are subject to this Proposal No. 3 would result in an increase in the number of shares of our Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the holders convert their Series S Preferred Stock. Further, the issuance or resale of our Common Stock issued to the holders of Series S Preferred Stock could cause the market price of our Common Stock to decline.
Unless and until this Proposal No. 3 is approved by our stockholders as required by the Nasdaq Listing Rules, the holders of Series S Preferred Stock are limited as to the number of shares of our Series S Preferred Stock that may be converted. If our stockholders approve this Proposal No. 3, and assuming the conversion of all of the shares of our Series S Preferred Stock, those holders would own an aggregate of 18,072,289 shares of our Common Stock, representing approximately 82.74% of our outstanding capital stock as of August 11, 2023.
Beneficial Ownership Limitations
We are not seeking stockholder approval of a potential “change in control” under Nasdaq Listing Rule 5635(b), which generally prohibits Nasdaq-listed companies from issuing common stock to a stockholder in a transaction that would cause the holder to beneficially own 20% or more of the then- outstanding common stock (subject to certain exceptions). Assuming that stockholders approve this Proposal No. 3, our Series S Preferred Stock will continue to have a Beneficial Ownership Limitation that would prevent a stockholder from converting his or her shares if, as a result of such conversion, that stockholder would beneficially own a number of shares above his or her applicable conversion blocker (which cannot exceed 4.99% of our outstanding Common Stock).
Nasdaq Rules
Our Common Stock is listed on the Nasdaq Capital Market under the symbol “JAN” and, as such, we are subject to the Nasdaq Listing Rules. We are seeking stockholder approval in order to comply with Nasdaq Listing Rule 5635(a).
Under Nasdaq Listing Rule 5635(a)(1), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. Collectively, we may issue 20% or more of our outstanding Common Stock or 20% or more of the voting power, in each case outstanding before the issuance, pursuant to the issuance of Common Stock in connection with the conversion of the shares of our Series S Preferred Stock.
Effect of Issuance of Common Stock
The issuance of the 18,072,289 shares of our Common Stock that are the subject of this Proposal No. 3 will result in an increase in the number of shares of our Common Stock outstanding, and our stockholders will incur further dilution of their percentage ownership in us to the extent that the holders of our Series S Preferred Stock convert their shares of our Series S Preferred Stock for shares of our Common Stock.
Required Vote
We are seeking your approval of this Proposal No. 3 in order to satisfy the stockholder approval requirements of Nasdaq, including Nasdaq Listing Rule 5635(a) with respect to our issuance of shares of our Common Stock to the holders of shares of our Series S Preferred Stock upon their conversion thereof, which potential issuances, in the aggregate, represent more than 19.9% of our outstanding Common Stock as of December 28, 2022 (the date on which we issued and sold the shares of our Series S Preferred Stock).
Stockholder approval of this Proposal No. 3 requires a FOR vote from at least a majority of the votes cast. Abstentions and broker non-votes will have the effect of a vote against Proposal No. 3.
Consequences if Stockholder Approval is Not Obtained
If we do not obtain stockholder approval, the shares of our Series S Preferred Stock will only be convertible into up to 753,775 shares of our Common Stock, and the holders of the shares of our Series S Preferred Stock will continue to hold those shares, all subject to the temporal and FDA restrictions set forth in the Certificate of Designation for the Series S Preferred Stock. We may also be obligated to incur additional management resources and expenses to call and hold additional stockholder meetings until we obtain stockholder approval of the Nasdaq Preferred Stock Conversion Proposal.
In accordance with applicable Nasdaq Marketplace Rules, holders of shares of our Series S Preferred Stock issued in connection with the Merger Agreement are not entitled to vote such shares on this proposal.
Our Board recommends that you vote “FOR” the approval of the Nasdaq Preferred Stock Conversion Proposal.
If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2023 Annual Meeting, each such proxy will be deemed to grant authority to vote “FOR” the approval of the Nasdaq Preferred Stock Conversion Proposal as disclosed in this Proxy Statement and as described in this “Proposal No. 3 — Approval of the Nasdaq Preferred Stock Conversion Proposal.”

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
(Proposal No. 4)
General
On June 26, 2023, our Audit Committee approved the engagement of Hudgens CPA, PLLC (“Hudgens”) as our independent registered public accounting firm for our fiscal year ending December 30, 2023 and those interim periods remaining subsequent to the date of the engagement. Our Audit Committee opted to terminate the services of Frazier & Deeter, LLC (“Frazier & Deeter”) as our independent registered public accounting firm, a role that it served since February 7, 2023, and to engage Hudgens, effective June 26, 2023.
What Am I Voting On?
Our is submitting its selection of Hudgens for ratification by the stockholders at the Annual Meeting. A representative of Hudgens is expected to be present at the Annual Meeting via teleconference and will be available to respond to appropriate questions.
Our Bylaws do not require that stockholders ratify the selection of our independent registered public accounting firm. However, we are submitting the selection of Hudgens to our stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify the selection, our Audit Committee will reconsider whether to retain Hudgens. Even if the selection is ratified, our Audit Committee at its discretion may change the appointment at any time during the year if it determines that such a change would be in the best interests of our stockholders and us.
Voting Recommendation
FOR ratification of our Audit Committee’s appointment of Hudgens as our independent registered public accounting firm for fiscal 2023.
During our fiscal year ended December 31, 2022 and for the subsequent interim period through June 26, 2023, neither we, nor anyone on our behalf, consulted with Hudgens regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Fees Paid to Auditors by us During Most Recent Fiscal Years
The following fees were billed to us by our independent registered public accounting firms, WSRP, LLC (“WSRP”) and Frazier & Deeter in 2022 and WSRP in 2021. Frazier & Deeter was appointed as our auditor on February 7, 2023 and served in such capacity until June 26, 2023.
	December 31, 2022	January 1, 2022
Audit Fees	$353,500	$212,725
Audit-Related Fees	—	11,466
Tax Fees	40,800	48,459
All Other Fees	4,000	—
Total	$398,300	$272,650
Audit Fees:   Audit fees include fees for the audit of our consolidated financial statements and interim reviews of our quarterly financial statements, comfort letters, consents, and other services related to Securities and Exchange Commission matters.
Audit-Related Fees:   Audit-related fees primarily include fees for certain audits of subsidiaries not required for purposes of Frazier & Deeter’s audit of our consolidated financial statements or for any other statutory or regulatory requirements, and consultations on various other accounting and reporting matters.

Tax Fees:   This category consists of professional services rendered by our independent auditors for tax compliance.
All Other Fees consist of fees for services other than the services described above.
Our Audit Committee has considered whether the provision of the services described above was compatible with maintaining the independence of Frazier & Deeter and WSRP, respectively.
Our Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.
Required Vote
Assuming that a quorum is present, the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting will be necessary to approve the ratification of our Audit Committee’s appointment of Hudgens as disclosed in this Proxy Statement.
Our Board recommends a vote “FOR” ratification of our Audit Committee’s appointment of Hudgens CPA, PLLC as our independent registered public accounting firm for fiscal 2023.
If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2023 Annual Meeting, each such proxy will be deemed to grant authority to vote “FOR” the ratification of the auditors as disclosed in this Proxy Statement and as described in this “Proposal No. 4 — Ratification of Appointment of independent registered public accounting firm.”

APPROVAL OF ADJOURNMENT PROPOSAL
(Proposal No. 5)
What Am I Voting On?
In this proposal, we are asking you to authorize our Board to adjourn the Annual Meeting to another place, date, or time if our Board believes adjournment is necessary or appropriate. If the stockholders approve the proposal to adjourn the Annual Meeting, we would expect to adjourn the Annual Meeting and use the additional time to solicit additional votes, including the solicitation of votes from stockholders that have previously voted, if necessary to approve Proposals Nos. 1, 2, 3, or 4.
If a quorum does not exist, the holders of a majority of shares present at the Annual Meeting in person or by proxy may adjourn the Annual Meeting to another place, date, or time.
Voting Recommendation
FOR the approval of granting our Board the authority to adjourn the Annual Meeting if our Board deems it necessary or appropriate.
Required Vote
Stockholder approval of this Proposal No. 5 requires a FOR vote from at least a majority of the votes cast. Abstentions and broker non-votes will have the effect of a vote against this proposal.
Our Board recommends a vote “FOR” the approval of the Adjournment Proposal.
If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2023 Annual Meeting, each such proxy will be deemed to grant authority to vote “FOR” the approval of the Adjournment Proposal as disclosed in this Proxy Statement and as described in this “Proposal No. 5 — Approval of the Adjournment Proposal.”

EXECUTIVE COMPENSATION
The following table sets forth the cash and non-cash compensation for fiscal years ended December 31, 2022 and January 1, 2022, earned by each person who served as Chief Executive Officer during fiscal 2022, and our other most highly compensated executive officer who held office as of December 31, 2022 (“named executive officers”):
Summary Compensation Table for Fiscal Year Ended December 31, 2022
Name and principal Position(1)	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Tony Isaac President, Chief Executive Officer, and Secretary	2022	$550,324	$75,000	$—	$—	$—	$625,324
	2021	$550,324	$—	$—	$—	$—	$550,324
Virland A. Johnson Chief Financial Officer	2022	$250,324	$—	$—	$—	$—	$250,324
	2021	$149,363	$—	$—	$—	$—	$149,363

(1)
We had two executive officers for the fiscal year ended December 31, 2022.

Pay vs Performance.
In August 2022, the SEC adopted amendments to its rules to require companies to disclose information reflecting the relationship between executive compensation actually paid by a company and the company’s financial performance. In accordance with the new SEC rules, the table below specifies executive compensation paid to Tony Isaac, the Company’s Principal Executive Officer (“PEO”), and the other NEOs for the Company’s two most recently completed fiscal years, and financial performance measures for the Company’s two most recently completed fiscal years. The methodology for calculating amounts presented in the columns “Compensation Actually Paid to PEO” [column (4)] and “Average Compensation Actually Paid to Non-PEO NEOs” [column (6)], including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table totals to arrive at the values presented for Compensation Actually Paid, are provided in the footnotes to the table. With respect to the measures of performance, the table includes the Company’s cumulative Total Shareholder Return (TSR) and Net Income as noted in the Company’s audited financial statements. Also, below is a description of the relationship between the executive compensation actually paid and the Company’s cumulative TSR and Net Income for the periods noted in the Pay vs Performance Table below.
Year	PEO	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEO’s	Average Compensation Actually Paid to Non-PEO NEO’s	Value of Initial $100 Investment Based on Total Stockholder Return	Net Income
(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
2022	Tony Isaac	$625,324	$625,324	$250,324	$250,324	$33.50(a)	$10,992,000
2021	Tony Isaac	$550,324	$550,324	$149,363	$149,363	$83.64(b)	$(16,887,000)

(a)
Cumulative total stockholder return (TSR) for the period January 1, 2022 through December 31, 2022 was (66.5)%. An investment of $100.00 as of January 1, 2022 would resultingly have a value of $33.50 as of December 31, 2022.

(b)
Cumulative total stockholder return (TSR) for the period January 2, 2021 through January 1, 2022 was (16,36)%. An investment of $100.00 as of January 2, 2021 would resultingly have a value of $8.64 as of January 1, 2022.

Relationship Between Compensation Actually Paid (“CAP) and Performance Measures
The following charts show graphically the relationships over the past two years of the CAP amounts for the Company’s PEO and Other NEO’s as compared to the Company’s (i) cumulative shareholder return and (ii) net income.

JanOne TSR vs. Compensation Actually Paid
Compensation Actually Paid
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Value of $100 Investment from 9/30/2020
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
-
83.64
550,324
149,363
625,324
33.50
250,324
1/1/2022
12/31/2022
PEO CAP
Average NEO CAP
JanOne

JanOne Net Income vs. Compensation Actually Paid
Compensation Actually Paid
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
550,324
149,363
(16,887)
625,324
10,992
250,324
15,000
10,000
5,000
-
(5,000)
(10,000)
(15,000)
(20,000)
Net Income (Loss) (in $000's)
1/1/2022
12/31/2022
PEO CAP
Average NEO CAP
Net Income (loss) (in $000's)

Outstanding Equity Awards at December 31, 2022
The following table provides a summary of equity awards outstanding for our Named Executive Officers at December 31, 2022:
Name	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
Tony Isaac President, Chief Executive Officer, and Secretary	2,000	9.90	5/18/2025
Virland A. Johnson Chief Financial Officer	—	—	—
Stock Option Plans
We use stock options to attract and retain executives, directors, consultants, and key employees. Stock options are currently outstanding under two stock option plans. The Plan was adopted by our Board in October 2016 and approved by the stockholders at the 2016 annual meeting of stockholders. Under the Plan, we reserved an aggregate of 400,000 shares of our Common stock for option grants. Our 2011 Stock Compensation Plan (the “2011 Plan”) was adopted by our Board in March 2011 and approved by our stockholders at the 2011 Annual Meeting of stockholders. The 2011 Plan expired on December 29, 2016, but options granted under the 2011 Plan before it expired will continue to be exercisable in accordance with their terms. As of December 31, 2022, options to purchase an aggregate of up to 117,500 shares of our Common Stock were outstanding, including options to purchase an aggregate of up to 90,000 shares of our Common Stock under the 2016 Plan and options to purchase an aggregate of up to 27,500 shares of our Common Stock under the 2011 Plan. The Plans are administered by our Compensation Committee or our full Board, acting as the Committee.
The Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Administrator:
•
Options.   Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”). Options shall vest as determined by the Administrator, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns more than 10% of our outstanding shares, in which case the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. The exercise price of each share subject to an NSO shall be determined by our Board at the time of grant but will be equal to or greater than the fair market value of a share on the date of grant. Recipients of options have no rights as a stockholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

•
Restricted Stock Awards.   Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

•
Restricted Stock Units.   Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Compensation of Non-Employee Directors
We use a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend fulfilling their duties to the Company, as well as the skill level that we require of members of our Board.
The table below presents cash and non-cash compensation paid to non-employee directors during the 2022 fiscal year.
Non-Management Director Compensation for Fiscal Year Ended December 31, 2022
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Jon Bitar	18,000	—	—	18,000
Richard D. Butler, Jr.	30,000	—	—	30,000
Nael Hajjar	14,400	—	—	14,400
Policy Prohibiting Hedging
We consider it improper and inappropriate for our directors, officers, and other employees to engage in any transactions that hedge or offset, or are designed to hedge or offset, any decrease in the value of our securities. As such, our no hedging policy prohibits all employees, including directors and executive officers, from engaging in any speculative or hedging transactions or any other transactions that are designed to offset any decrease in the value of our securities.
TRANSACTIONS WITH RELATED PERSONS
Shared Services
Tony Isaac, our Chief Executive Officer, is the father of Jon Isaac, President and Chief Executive Officer of Live Ventures and managing member of Isaac Capital Group LLC (“ICG”). Tony Isaac, Chief Executive Officer, and Richard Butler, member of our Board, are members of the Board of Directors of Live Ventures. We also share certain executive, accounting, and legal services with Live Ventures. The total services shared were approximately $314,000 and approximately $296,000 for fiscal years ending December 31, 2022 and January 1, 2022, respectively. Connexx rents approximately 9,900 square feet of office space from Live Ventures at its Las Vegas, Nevada office. The total rent and common area expense were approximately $215,000 and approximately $227,000 for fiscal years ending December 31, 2022 and January 1, 2022, respectively.
ApplianceSmart Note
On December 30, 2017, we sold our retail appliance segment, ApplianceSmart, Inc. (“ApplianceSmart”), to ApplianceSmart Holdings LLC (the “Purchaser”), a wholly owned subsidiary of Live Ventures, pursuant to a Stock Purchase Agreement (the “Agreement”). Pursuant to the Agreement, the Purchaser purchased from us all of the issued and outstanding shares of capital stock of ApplianceSmart in exchange for $6.5 million. On April 25, 2018, the Purchaser delivered to us its promissory note (the “ApplianceSmart Note”) in the original principal amount of approximately $3.9 million.
On December 9, 2019, ApplianceSmart filed a voluntary petition in the United States Bankruptcy Court for the Southern District of New York seeking relief under Chapter 11 of Title 11 of the United States Code. Consequently, we recorded an impairment charge of approximately $3.0 million for the amount owed by ApplianceSmart to us as of December 28, 2019.
On October 13, 2021, a hearing was held to consider approval of a disclosure statement filed by ApplianceSmart in conjunction with its bankruptcy proceedings. On December 14, 2021, a hearing was held to confirm ApplianceSmart’s plan for reorganization (the “Plan”). On January 10, 2022, ApplianceSmart paid $25,000 to us in settlement of its debt, as provided for in the confirmed Plan, and the ApplianceSmart Note was reversed. A final decree was issued by the court on February 28, 2022, upon the full satisfaction of the Plan, at which time ApplianceSmart emerged from Chapter 11. The outstanding balance of the ApplianceSmart Note at December 31, 2022 and January 1, 2022 was $0.00 and approximately $3.0 million, respectively, exclusive of the impairment charge.
Related Party ICG Note
On August 28, 2019, ARCA Recycling, Inc., a California corporation (“ARCA Recycling”), entered into and delivered to ICG a secured revolving line of credit promissory note, whereby ICG agreed to provide ARCA Recycling with a $2.5 million revolving credit facility (the “ICG Note”). The ICG Note originally matured on August 28, 2020. On August 25, 2020, the ICG Note was amended to extend the maturity date to December 31, 2020. On March 30, 2021, ARCA Recycling entered into a Second Amendment and Waiver (the “Second Amendment”) to the ICG Note to further extend the maturity date to August 18, 2021 and waive certain defaults under the ICG Note. The ICG Note bears interest at 8.75% per annum and provides for the payment of interest, monthly in arrears. ARCA Recycling will pay a loan fee of 2.0% on each borrowing made under the ICG Note. In connection with entering into the ICG Note, the Borrower also entered into a security agreement in favor of the Lender, pursuant to which ARCA Recycling granted a security interest in all of its assets to the Lender. We guaranteed the obligations of ARCA Recycling under the ICG Note. The foregoing transaction did not include the issuance of any shares of our Common Stock, warrants, or other derivative securities. As of January 1, 2022, the balance due on ICG note was $1.0 million. Beginning in April 2022, the revolving credit facility converted to a term note that amortizes ratably through its maturity date of March 2026. The principal amount of the note is $1.0 million, and bears interest at 8.75% per annum. Monthly payments on this note will be approximately $24,767. Jon Isaac is the manager and sole member of ICG, and the son of Tony Isaac, is our Chief Executive Officer and, until March 2023, was the Chief Executive Officer of ARCA Recycling. As of December 31, 2022, the principal balance of the note is approximately $838,000.
ARCA Purchasing Agreement
On April 5, 2022, ARCA Recycling entered into a Purchasing Agreement with Live Ventures. Pursuant to the agreement, Live Ventures agreed to purchase inventory from time to time for ARCA Recycling, as set forth in submitted purchase orders. The inventory is owned by Live Ventures until which time payment by ARCA Recycling is received. All purchases made by ARCA Recycling shall be paid back to Live Ventures in full plus an additional five percent surcharge or broker-type fee. The term of the Agreement was one year, but was cancelled mid-year. As of May 24, 2023, ARCA Recycling executed a promissory note in favor of Live Ventures in the aggregate amount of approximately $584,000, payable at the rate of $75,000 per month. The note bears interest at the rate of 10% per annum, plus standard fees and provisions for late payments. As of the year ended December 31, 2022, the amount due to Live Ventures was approximately $624,000. For the year ended December 31, 2022, we paid broker fees of approximately $59,000.
ARCA Entities Disposition
On March 19, 2023, we entered into a Stock Purchase Agreement with VM7 Corporation, a Delaware corporation, under which it agreed to acquire all of the outstanding equity interests of (a) ARCA Recycling, (b) Customer Connexx LLC, a Nevada limited liability company, and (c) ARCA Canada Inc., a corporation organized under the laws of Ontario, Canada (“ARCA Canada”; and, together with ARCA Recycling and Connexx, the “Arca Entities”). The principal of the Buyer is Virland A. Johnson, our Chief Financial Officer. The sale of all of the outstanding equity interests of the ARCA Entities to the Buyer under the Purchase Agreement was consummated simultaneously with the execution of the Purchase Agreement. Our Board unanimously approved the Purchase Agreement and the Disposition Transaction.
The economic aspects of the Disposition Transaction are: (i) we reduced the liabilities on our consolidated balance sheets by approximately $17.6 million, excluding those related to the California Business Fee and Tax Division; (ii) we will receive not less than $24.0 million in aggregate monthly payments from the Buyer, which payments are subject to potential increase due to the ARCA Entities’ future performance; and (iii) during the next five years, we may request that the Buyer prepay aggregate monthly payments in the aggregate amount of $1 million. We also received one thousand dollars for the equity of each of the three ARCA Entities at the closing. Each monthly payment is to be the greater of (a) $140,000 (or $100,000 for each January and February during the 15-year payment period) or (b) a monthly percentage- based payment, which is an amount calculated as follows: (i) 5% of the Subsidiaries’ aggregate gross revenues up to $2,000,000 for the relevant month, plus (ii) 4% of the ARCA Entities’ aggregate gross revenues between $2,000,000 and $3,000,000 for the relevant month, plus (iii) 3% of the ARCA Entities’ aggregate gross revenues over $3,000,000 for the relevant month. The Buyer received credit toward the payment of the first monthly payment (March of 2023) for any payments, distributions, or cash dividends paid by any of the ARCA Entities to us on or after March 19, 2023.
AUDIT COMMITTEE REPORT
Our Audit Committee operates pursuant to a charter that it reviews annually. Additionally, a brief description of the primary responsibilities of our Audit Committee is included in this Proxy Statement under the discussion of “The Board of Directors and Certain Governance Matters — Committee Membership — Audit Committee.” Under our Audit Committee’s charter, management is responsible for the preparation, presentation, and integrity of our financial statements, the application of accounting and financial reporting principles, and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.
In the performance of its oversight function, our Audit Committee reviewed and discussed the audited financial statements and internal control over our financial reporting with management and with the independent registered public accounting firm. Our Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 “Communications with Audit Committee.” In addition, our Audit Committee received the written disclosures and the letters from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with our Audit Committee concerning independence and discussed with the independent registered public accounting firm their independence.
Based upon the review and discussions described in the preceding paragraph, our Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC.
August 28, 2023	The Audit Committee
Richard D. Butler, Jr. (Chair)
John Bitar
Nael Hajjar

OTHER MATTERS
At the date of this Proxy Statement, our management knows of no other matters which may come before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy form to vote such proxies received by us in accordance with their judgment on such matters.
ANNUAL REPORT
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 has been mailed to you with this Proxy Statement. Except as provided above, the Annual Report is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Audit Committee Report” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. We will provide upon written request, without charge to each stockholder of record as of the Record Date, a copy of our Annual Report on Form 10-K for the fiscal year ended January 1, 2022 as filed with the SEC. Any exhibits listed in the Form 10-K also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our principal executive offices at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.
STOCKHOLDERS ARE URGED TO VOTE BY INTERNET OR TELEPHONE OR IMMEDIATELY MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY VIA FACSIMILE TO THE ATTENTION OF CORPORATE SECRETARY, JANONE INC., AT (702) 997-5968 OR IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.
By Order of the Board of Directors
/s/ Tony Isaac Tony Isaac, Secretary
August 28, 2023

ANNEX A
JANONE INC. 2023 EQUITY INCENTIVE PLAN
PROPOSED 2023 PLAN
1.   Purpose of the Plan.   The purpose of this Plan is to enhance stockholder value by linking the compensation of officers, directors, key employees, and consultants of the Company to increases in the price of JanOne Inc. common stock and the achievement of other performance objectives, and to encourage ownership in the Company by key personnel, whose long-term employment is considered essential to the Company’s continued progress and success. The Plan is also intended to assist the Company in the recruitment of new employees and to motivate, retain, and encourage such employees and directors to act in the stockholders’ interest and share in the Company’s success.
2.   Definitions.   As used herein, the following definitions shall apply:
(a)   “Administrator” means the Board, any Committee, or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.
(b)   “Affiliate” means any Subsidiary or other entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator. The Administrator shall, in its sole discretion, determine which entities are classified as Affiliates and designated as eligible to participate in this Plan.
(c)   “Applicable Law” means the requirements relating to the administration of stock option plans under U.S. federal and state laws, any stock exchange, or quotation system on which the Company has listed or submitted for quotation Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.
(d)   “Award” means a Stock Award, Option, Stock Appreciation Right, Stock Unit, or Other Stock-based Award granted in accordance with the terms of the Plan, or any other property (including cash) granted pursuant to the provisions of the Plan.
(e)   “Awardee” means an Employee, Director, or Consultant who has been granted an Award under the Plan.
(f)   “Award Agreement” means a Stock Award Agreement, Option Agreement, Stock Appreciation Right Agreement, Restricted Stock Unit Agreement, or Other Stock-based Award Agreement that may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. The Award Agreement shall be delivered to the Participant receiving such Award upon, or as promptly, as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award Agreement’s being signed by the Company and/or the Participant receiving the Award unless specifically so provided in the Award Agreement.
(g)   “Board” means the Board of Directors of the Company.
(h)   “Change of Control” shall mean, except as otherwise provided in an Award Agreement, one of the following shall have taken place after the date of this Agreement:
(I)   any one person, or group of owners of another corporation who, acting together through a merger, consolidation, purchase, acquisition of stock, or the like (a “Group”), acquires ownership of Shares of the Company that, together with the Shares held by such person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Shares of the Company (or other voting securities of the Company then outstanding); however, if such person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the Shares (or other voting securities of the Company then outstanding) before this transfer of the Company’s Shares (or other voting securities of the Company then outstanding), the acquisition of additional Shares (or other voting securities of the Company then outstanding) by the same person or Group shall not be considered to cause a Change of Control of the Company; or
(II)   any one person or Group acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or persons) ownership of Shares (or other voting securities of the Company then outstanding) of the Company possessing thirty percent (30%) or more of the total voting power of the Shares (or other voting securities then outstanding) of the Company where such person or Group is not merely acquiring additional control of the Company; or
(III)   a majority of members of the Company’s Board is replaced during any twelve (12)-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board prior to the date of the appointment or election (the “Incumbent Board”), but excluding, for purposes of determining whether a majority of the Incumbent Board has endorsed any candidate for election to the Board, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or Group other than the Company’s Board; or
(IV)   any one person or Group acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or Group) all or substantially all of the assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. A transfer of assets by the Company will not result in a Change of Control if the assets are transferred to:
(A)   a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;
(B)   an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company immediately after the transfer of assets;
(C)   a person or Group that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or
(D)   an entity, at least fifty percent (50%) of the total value or voting power of which is owned directly or indirectly, by a person described in subparagraph (h)(i), above; or
(E)   Stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, if any payment or distribution event applicable to an Award is subject to the requirements of Section 409A(a)(2)(A) of the Code, the determination of the occurrence of a Change of Control shall be governed by applicable provisions of Section 409A(a)(2)(A) of the Code and regulations and rulings issued thereunder for purposes of determining whether such payment or distribution may then occur.
(i)   “Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto, the Treasury Regulations thereunder, and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.
(j)   “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan or, in the absence of any such special appointment, the Compensation Committee of the Board.

(k)   “Common Stock” means the Common Stock, $0.001 par value per share, of the Company, or any security of the Company issued in substitution, exchange, or lieu thereof.
(l)   “Company” means JanOne Inc., a Nevada corporation, or, except as utilized in the definition of Change of Control, its successor.
(m)   “Consultant” means an individual providing services to the Company or any of its Affiliates as an independent contractor, and includes prospective consultants who have accepted offers of consultancy for the Company or any of its Affiliates, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital- raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) otherwise qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Registration Statement on Form S-8.
(n)   “Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.
(o)   “Director” means a member of the Board. Any Director who does not serve as an employee of the Company is referred to herein as a “Non-employee Director.”
(p)   “Disability” means (I) “Disability” as defined in any employment, consulting, or similar agreement to which the Participant is a party or (II) if there is no such agreement or it does not define “Disability,” (A) permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant or (B) if there is no such plan applicable to the Participant or the Committee determines otherwise in an applicable Award Agreement. “Disability” shall mean the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as determined by the Committee. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the foregoing definition shall apply for purposes of vesting of such Award, provided that such Award shall not be settled until the earliest of: (x) the Participant’s “disability” within the meaning of Section 409A of the Code, (y) the Participant’s “separation from service” within the meaning of Section 409A of the Code, and (z) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.
(q)   “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.
(r)   “Employee” means a regular, active employee of the Company or any Affiliate, including an Officer or Director who is also a regular, active employee of the Company or any Affiliate. The Administrator shall determine whether the Chairman of the Board qualifies as an “Employee.” For any and all purposes under the Plan, the term “Employee” shall not include a person hired as a leased employee, Consultant, or a person otherwise designated by the Administrator, the Company, or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be an employee of the Company or an Affiliate or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Administrator in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.
(s)   “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder and any successor thereto.
(t)   “Fair Market Value” means the Volume-Weighted Average Price (the “VWAP”) for one share of Common Stock (for up to the five (5) trading days prior to the date on which the Committee shall calculate the VWAP), or if the Common Stock had not been traded on each such measurement date, then on the next preceding date(s) on which Common Stock had been traded, in either event, as such trading day price(s) were reported on a consolidated basis on the primary national securities exchange on which such Common Stock was then traded on the date(s) of measurement. Alternatively, Fair Market Value could otherwise be determined by the Committee in its good faith discretion, utilizing an alternative methodology to the VWAP, taking into account, to the extent appropriate, the requirements of Section 409A of the Code. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion, taking into account, to the extent appropriate, the requirements of Section 409A of the Code.
(u)   “Grant Date” means, with respect to each Award, the date upon which the Award is granted to an Awardee pursuant to this Plan, which may be a designated future date as of which such Award will be effective, as determined by the Committee.
(v)   “Incentive Stock Option” means an Option that is identified in the Option Agreement as intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder, and that actually does so qualify.
(w)   “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
(x)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(y)   “Option” means a right granted under Section 8 of the Plan to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan.
(z)   “Other Stock-based Award” means an Award granted pursuant to Section 12 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Other Stock-based Award Agreement”).
(aa)   “Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.
(bb)   “Performance Criteria” shall have the meaning set forth in Section 13(b) of the Plan.
(cc)   “Plan” means this 2023 Equity Incentive Plan, as set forth herein and as hereafter amended from time to time.
(dd)   “Retirement” means, unless the Administrator determines otherwise, voluntary Termination of Employment by a Participant from the Company and its Affiliates after attaining age sixty (60) and having completed at least ten (10) years of service for the Company and its Affiliates, excluding service with an Affiliate of the Company prior to the time that such Affiliate became an Affiliate of the Company.
(ee)   “Securities Act” means the United States Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and any successor thereto.
(ff)   “Share” means a share of Common Stock, as adjusted in accordance with Section 15 of the Plan.
(gg)   “Stock Appreciation Right” means a right granted under Section 10 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Stock Appreciation Right Agreement”).
(hh)   “Stock Award” means an award or issuance of Shares made under Section 11 of the Plan, the grant, issuance, retention, vesting, and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(ii)   “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property, or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.
(jj)   “Stock Unit Award” means an award or issuance of Stock Units made under Section 12 of the Plan, the grant, issuance, retention, vesting, and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Unit Award Agreement”).
(kk)   “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company; provided, that each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock, in one of the other corporations in such chain.
(ll)   “Termination for Cause” means, unless otherwise provided in an Award Agreement, Termination of Employment on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation, or conversion of assets of the Company or any Affiliate, or the intentional and repeated violation of the written policies or procedures of the Company; provided, that, for an Employee who is party to an individual severance or employment agreement defining Cause, “Cause” shall have the meaning set forth in such agreement except as may be otherwise provided in such agreement. For purposes of this Plan, a Participant’s Termination of Employment shall be deemed to be a Termination for Cause if, after the Participant’s employment has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a Termination for Cause.
(mm)   “Termination of Employment” means, for purposes of this Plan, unless otherwise determined by the Administrator, ceasing to be an Employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee in the terms of an Award Agreement or otherwise, if a Participant’s employment with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a Non-employee Director capacity, such change in status shall not be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate, or division, as the case may be, and the Participant does not immediately thereafter become an Employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation, or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. In addition, Termination of Employment shall mean a “separation from service” as defined in regulations issued under Code Section 409A whenever necessary to ensure compliance therewith for any payment or settlement of a benefit conferred under this Plan that is subject to such Code section, and, for such purposes, shall be determined based upon a reduction in the bona fide level of services performed to a level equal to twenty percent (20%) or less of the average level of services performed by the Employee during the immediately preceding thirty-six (36)-month period.
3.   Stock Subject to the Plan.
(a)   Aggregate Limit.   Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares which may be subject to or delivered under Awards granted under the Plan is two million (2,000,000) Shares. Shares subject to or delivered under Conversion Awards shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan. The Shares issued under the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.
(b)   Code Section 422 Limits; Limit on Awards to Directors.   Subject to the provisions of Section 15(a) of the Plan, the aggregate number of Shares that may be subject to all Incentive Stock

Options granted under the Plan shall not exceed the total aggregate number of Shares that may be subject to or delivered under Awards under the Plan, as the same may be amended from time to time. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Non-employee Director during any single calendar year shall not exceed one hundred thousand (100,000) Shares.
(c)   Share Counting Rules.
(I)   For purposes of this Section 3 of the Plan, Shares subject to Awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) shall not reduce the aggregate number of Shares that may be subject to or delivered under Awards granted under this Plan and shall be available for future Awards granted under this Plan.
(II)   Shares subject to Awards that have been retained by the Company in payment or satisfaction of the purchase price of an Award or the tax withholding obligation of an Awardee, and Shares that have been delivered (either actually or constructively by attestation) to the Company in payment or satisfaction of the purchase price of an Award or the tax withholding obligation of an Awardee, shall not be available for grant under the Plan.
(III)   Conversion Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on Awards to a Participant under subsection (b), above, nor shall Shares subject to a Conversion Award again be available for an Award under the Plan as provided in this subsection (c).
4.   Administration of the Plan.
(a)   Procedure.
(I)   Multiple Administrative Bodies.   The Plan shall be administered by the Board, a Committee designated by the Board to so administer this Plan, and/or their respective delegates.
(II)   Rule 16b-3.   To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.
(III)   Other Administration.   To the extent required by the rules of the principal U.S. national securities exchange on which the Shares are traded, the members of the Committee shall also qualify as “independent directors” as set forth in such rules. Except to the extent prohibited by Applicable Law, the Board or a Committee may delegate to a Committee of one or more Directors or to authorized officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not subject to Section 16 of the Exchange Act.
(IV)   Awards to Directors.   The Board shall have the power and authority to grant Awards to Non-employee Directors, including the authority to determine the number and type of awards to be granted; determine the terms and conditions, not inconsistent with the terms of this Plan, of any award; and to take any other actions the Board considers appropriate in connection with the administration of the Plan.
(V)   Delegation of Authority for the Day-to-Day Administration of the Plan.   Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.
(b)   Powers of the Administrator.   Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:
(I)   to select the Non-employee Directors, Consultants, and Employees of the Company or its Affiliates to whom Awards are to be granted hereunder;

(II)   to determine the number of Shares of Common Stock to be covered by each Award granted hereunder;
(III)   to determine the type of Award to be granted to the selected Employees, Consultants, and Non-employee Directors;
(IV)   to approve forms of Award Agreements;
(V)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on Performance Criteria), the vesting schedule, any vesting and/or exercisability provisions, terms regarding acceleration of Awards or waiver of forfeiture restrictions, the acceptable forms of consideration for payment for an Award, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;
(VI)   to correct administrative errors;
(VII)   to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;
(VIII)   to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt rules and procedures regarding the conversion of local currency, the shift of tax liability from employer to employee (where legally permitted) and withholding procedures, and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations, and practice;
(IX)   to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;
(X)   to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability; provided, however, that any such modification or amendment (A) is subject to the minimum vesting provisions under the Plan, if any, and the Plan amendment provisions set forth in Section 16 of the Plan and (B) may not materially impair any outstanding Award unless agreed to in writing by the Participant, except that such agreement shall not be required if the Administrator determines in its sole discretion that such modification or amendment either (y) is required or advisable in order for the Company, the Plan, or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard or (z) is not reasonably likely to significantly diminish the benefits provided under such Award, or that adequate compensation has been provided for any such diminishment, except following a Change of Control;
(XI)   to allow or require Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonqualified Stock Option or vesting of a Stock Award or Stock Unit Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;
(XII)   to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights, or other stock awards held by awardees of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonqualified Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity;

(XIII)   to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(XIV)   to impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resale by a Participant or of other subsequent transfers by the Participant of any Shares issued as a result of or under an Award or upon the exercise of an Award, including, without limitation, (A) restrictions under an insider trading policy, (B) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (C) institution of “blackout” periods on exercises of Awards;
(XV)   to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination thereof, the amount of which is determined by reference to the value of the Award; and
(XVI)   to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.
(c)   Effect of Administrator’s Decision.   All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. All decisions, determinations, and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan, and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations, and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants, and accountants as it may select.
(d)   Indemnity.   To the extent allowable under Applicable Law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan, and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, that, he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
5.   Eligibility.   Awards may be granted only to Directors, Employees, and Consultants of the Company or any of its Affiliates; provided, however, that Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries (within the meaning of Section 424(f) of the Code).
6.   Term of Plan.   The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect from the date the Plan is approved by the stockholders of the Company (the “Effective Date”) until terminated under Section 16 of the Plan.
7.   Term of Award.   Subject to the provisions of the Plan, the term of each Award shall be determined by the Administrator and stated in the Award Agreement, and may extend beyond the termination of the Plan. In the case of an Option or a Stock Appreciation Right, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the term of Awards other than Awards that are structured to qualify as Incentive Stock Options under Section 9 shall be extended automatically if the Award would expire at a time when trading in Shares of Common Stock is prohibited by law or the Company’s insider trading policy to the thirtieth (30th) day after the expiration of the prohibition.

8.   Options.   The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals.
(a)   Option Agreement.   Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Option and the means of payment of such exercise price, (iv) the term of the Option, (v) such terms and conditions regarding the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.
(b)   Exercise Price.   The per share exercise price for the Shares to be issued upon exercise of an Option shall be determined by the Administrator, except that the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date, except with respect to Conversion Awards.
(c)   No Option Repricings.   Subject to Section 15(a) of the Plan, the exercise price of an Option may not be reduced without stockholder approval, nor may outstanding Options be cancelled in exchange for cash, other Awards, or Options with an exercise price that is less than the exercise price of the original Option without stockholder approval.
(d)   No Reload Grants.   Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other employee stock option.
(e)   Vesting Period and Exercise Dates.   Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator and as specified in the Option Agreement. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued active employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. Unless otherwise provided in the Award Agreement, no Option shall vest and be exercisable sooner than one (1) year after its Grant Date. More specifically, unless otherwise provided in the Award Agreement, the Options shall vest in twenty-five percent (25%) increments on each of the first four anniversaries of its Grant Date. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.
(f)   Form of Consideration.   The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:
(I)   cash;
(II)   check or wire transfer (denominated in U.S. Dollars);
(III)   subject to any conditions or limitations established by the Administrator, other Shares that were held for a period of more than six (6) months on the date of surrender and that have a Fair Market Value on the date of surrender equal to or greater than the aggregate exercise price of the Shares as to which said Option shall be exercised (it being agreed that the excess of the Fair Market Value over the aggregate exercise price, if any, shall be refunded to the Awardee in cash);
(IV)   subject to any conditions or limitations established by the Administrator, the Company withholding Shares otherwise issuable upon exercise of an Option;
(V)   consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator and in compliance with Applicable Law;

(VI)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or
(VII)   any combination of the foregoing methods of payment.
(g)   Procedure for Exercise; Rights as a Stockholder.
(I)   Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the applicable Option Agreement.
(II)   An Option shall be deemed exercised when (A) the Company receives (y) written or electronic notice of exercise (in accordance with the Option Agreement or procedures established by the Administrator) from the person entitled to exercise the Option and (z) full payment for the Shares with respect to which the related Option is exercised and (B) with respect to Nonqualified Stock Options, provisions acceptable to the Administrator have been made for payment of all applicable withholding taxes.
(III)   Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.
(IV)   The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.
9.   Incentive Stock Option Limitations/Terms.
(a)   Eligibility.   Only Employees (who qualify as employees under Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options. No Incentive Stock Option shall be granted to any such Employee who as of the Grant Date owns stock possessing more than 10% of the total combined voting power of the Company.
(b)   $100,000 Limitation.   Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 9(b) of the Plan, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.
(c)   Transferability.   The Option Agreement must provide that an Incentive Stock Option is not transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonqualified Stock Option.
(d)   Exercise Price.   The per Share exercise price of an Incentive Stock Option shall in no event be inconsistent with the requirements for qualification of the Incentive Stock Option under Section 422 of the Code.
(e)   Other Terms.   Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code. If any such terms and conditions, as of the Grant Date or any later date, do not so comply, the Option will be treated thereafter for tax purposes as a Nonqualified Stock Option.

10.   Stock Appreciation Rights.   A “Stock Appreciation Right” or “SAR” is a right that entitles the Awardee to receive, in cash or Shares (as determined by the Administrator), value equal to or otherwise based on the excess of (a) the Fair Market Value of a specified number of Shares at the time of exercise over (b) the aggregate exercise price of the right, as established by the Administrator on the Grant Date. All Stock Appreciation Rights under the Plan shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8 of the Plan. Stock Appreciation Rights may be granted to Awardees either alone (“freestanding”) or in addition to or in tandem with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 8 of the Plan. However, any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, and shall be based on the Fair Market Value of one Share on the Grant Date or, if applicable, on the Grant Date of the Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code). Subject to the provisions of Section 8 of the Plan, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate.
11.   Stock Awards.
(a)   Stock Award Agreement.   Each Stock Award Agreement shall contain provisions regarding (I) the number of Shares subject to such Stock Award or a formula for determining such number, (II) the purchase price of the Shares, if any, and the means of payment for the Shares, (III) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable, and/or vested, (IV) such terms and conditions on the grant, issuance, vesting, and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (V) restrictions on the transferability of the Stock Award, and (VI) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. Unless otherwise provided in the Award Agreement, no Stock Award shall vest sooner than one (1) year after its Grant Date. More specifically, unless otherwise provided in the Award Agreement, the Stock Award shall vest in twenty-five percent (25%) increments on each of the first four (4) anniversaries of its Grant Date. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.
(b)   Restrictions and Performance Criteria.   The grant, issuance, retention, and/or vesting of Stock Awards issued to Employees may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations, and/or completion of service by the Awardee. Awards with vesting conditions that are based upon Performance Criteria and level of achievement versus such criteria are referred to as “Performance Stock Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Awards.”
(c)   Rights as a Stockholder.   Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Any certificate issued in respect of a Restricted Stock Award shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award. The Participant shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber a Stock Award.
12.   Stock Unit Awards and Other Stock-based Awards.
(a)   Stock Unit Awards.   Each Stock Unit Award Agreement shall contain provisions regarding (I) the number of Shares subject to such Stock Unit Award or a formula for determining such number,

(II) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, and/or vested, (III) such terms and conditions on the grant, issuance, vesting, and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (IV) restrictions on the transferability of the Stock Unit Award, and (V) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. Unless otherwise provided in the Award Agreement, no Stock Unit Award shall vest sooner than one (1) year after its Grant Date. More specifically, unless otherwise provided in the Award Agreement, the Stock Unit Award shall vest in twenty-five percent (25%) increments on each of the first four (4) anniversaries of its Grant Date. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.
(b)   Restrictions and Performance Criteria.   The grant, issuance, retention, and/or vesting of Stock Unit Awards issued to Employees may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations, and/or completion of service by the Awardee. Awards with vesting conditions that are based upon Performance Criteria and level of achievement versus such criteria are referred to as “Performance Stock Unit Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Unit Awards.”
(c)   Rights as a Stockholder.   Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.
(d)   Other Stock-based Award.   An “Other Stock-based Award” means any other type of equity- based or equity-related Award not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares), as well as any cash based bonus based on the attainment of Performance Criteria as described in Section 13(b), in such amount and subject to such terms and conditions as the Administrator shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares or pursuant to attainment of a performance goal. Each Other Stock-based Award will be evidenced by an Award Agreement containing such terms and conditions as may be determined by the Administrator.
(e)   Value of Other Stock-based Awards.   Each Other Stock-based Award shall be expressed in terms of Shares or units based on Shares or a target amount of cash, as determined by the Administrator. The Administrator may establish Performance Criteria in its discretion. If the Administrator exercises its discretion to establish Performance Criteria, the number and/or value of Other Stock-based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.
(f)   Payment of Other Stock-based Awards.   Payment, if any, with respect to Other Stock-based Awards shall be made in accordance with the terms of the Award, in cash or Shares as the Administrator determines.
13.   Other Provisions Applicable to Awards.
(a)   Non-Transferability of Awards.   Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will, or by the laws of descent or distribution, including, but not limited to, any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment, or transfer shall be of no effect prior to the date an Award is vested and settled. The Administrator may only make an Award transferable to an Awardee’s family member or any other person or entity provided the Awardee does not receive consideration for such transfer. If the Administrator makes an Award transferable, either as of the Grant Date or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b)   Performance Criteria.   For purposes of this Plan, the term “Performance Criteria” shall mean any one or more criteria based on financial performance, personal performance evaluations, and/or completion of service, either individually, alternatively, or in any combination, applied, as applicable, to either the Company as a whole or to a Subsidiary, business unit, Affiliate, or business segment, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results, or to a designated comparison group, in each case as specified by the Committee in the Award or by duly adopted resolution. The Administrator may establish specific performance targets (including thresholds and whether to exclude certain extraordinary, non-recurring, or similar items) and Award amounts, subject to the right of the Administrator to exercise discretion to adjust payment amounts, either up or down, following the conclusion of the performance period on the basis of such further considerations as the Administrator in its sole discretion shall determine. Extraordinary, non-recurring items that may be the basis of adjustment include, but are not limited to, acquisitions or divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, an event either not directly related to the operations of the Company, Subsidiary, division, business segment, or business unit or not within the reasonable control of management, the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, and foreign exchange gains or losses.
(c)   Termination of Employment or Board Membership.   The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-employee Director for any reason or a Termination of Employment due to Disability, Retirement, death, or otherwise (including Termination for Cause) shall have on any Award. Unless otherwise provided in the Award Agreement:
(I)   Upon termination from membership on the Board by a Non-employee Director for any reason other than Disability or death, any Option or SAR held by such Director that (y) has not vested and is not exercisable as of the effective date of such termination from membership on the Board shall be subject to immediate cancellation and forfeiture or (z) is vested and exercisable as of the effective date of such termination shall remain exercisable for one (1) year thereafter, or the remaining term of the Option or SAR, if less. Any unvested Stock Award, Stock Unit Award, or Other Stock-based Award held by a Non-employee Director at the time of termination from membership on the Board for a reason other than Disability or death shall be immediately cancelled and forfeited.
(II)   Termination from membership on the Board by a Non-employee Director due to Disability or death shall result in full vesting of any outstanding Options or SARs and vesting of a prorated portion of any Stock Award, Stock Unit Award, or Other Stock-based Award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination from membership on the Board by a Non-employee Director due to Disability or death occurs over the total number of months in such period. Any Options or SARs that vest upon Disability or death shall remain exercisable for one (1) year thereafter, or the remaining term of the Option or SAR, if less. In the case of any Stock Award, Stock Unit Award, or Other Stock-based Award that vests on the basis of attainment of Performance Criteria, the pro-rata vested amount shall be based upon the target award.
(III)   Upon Termination of Employment due to Disability or death, any Option or SAR held by an Employee shall, if not already fully vested, become fully vested and exercisable as of the effective date of such Termination of Employment and shall remain exercisable for one (1) year after such Termination of Employment due to Disability or death, or, in either case, the remaining term of the Option or SAR, if less. Termination of Employment due to Disability or death shall result in vesting of a prorated portion of any Stock Award, Stock Unit Award, or Other Stock- based Award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Disability or death occurs over the total number of months in such period. In the case of any Stock Award, Stock Unit Award, or Other Stock-based Award that vests on the basis of attainment of Performance Criteria, the pro-rata vested amount shall be based upon the target award.
(IV)   Any Option or SAR held by an Awardee at Retirement that occurs at least one (1) year after the Grant Date of the Option or SAR will remain outstanding for the remaining term of the Option or SAR and continue to vest; any Stock Award, Stock Unit Award, or Other Stock-based Award held by an Awardee at Retirement that occurs at least one (1) year after the Grant Date of the Award shall also continue to vest and remain outstanding for the remainder of the term of the Award.
(V)   Any other Termination of Employment shall result in immediate cancellation and forfeiture of all outstanding Awards that have not vested as of the effective date of such Termination of Employment, and any vested and exercisable Options and SARs held at the time of such Termination of Employment shall remain exercisable for ninety (90) days thereafter, or the remaining term of the Option or SAR, if less. Notwithstanding the foregoing, all outstanding and unexercised Options and SARs shall be immediately cancelled in the event of a Termination for Cause.
14.   Dividends and Dividend Equivalents.   Awards other than Options and Stock Appreciation Rights may provide the Awardee with the right to receive dividend payments or dividend equivalent payments on the Shares subject to the Award, whether or not such Award is vested. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid with respect to Stock Awards, Stock Unit Awards, or Other Stock-based Awards that vest based on the achievement of performance goals prior to the date the performance goals are satisfied and the Award is earned, and then shall be payable only with respect to the number of Shares or Stock Units actually earned under the Award. Such payments may be made in cash, Shares, or Stock Units or may be credited as cash or Stock Units to an Awardee’s account and later settled in cash or Shares or a combination thereof, as determined by the Administrator. Such payments and credits may be subject to such conditions and contingencies as the Administrator may establish.
15.   Adjustments upon Changes in Capitalization, Organic Change, or Change of Control.
(a)   Adjustment Clause.   In the event of (IA) a stock dividend, extraordinary cash dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”) or (IIA) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, an “Organic Change”), the Administrator or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (IB) the Share limitations set forth in Section 3 of the Plan, (IIB) the number and kind of Shares covered by each outstanding Award, and (IIIB) the price per Share subject to each such outstanding Award. In the case of Organic Changes, such adjustments may include, without limitation, (x) the cancellation of outstanding Awards in exchange for payments of cash, property, or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which stockholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (y) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and. (z) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust in its sole discretion the Performance Criteria applicable to any Awards to reflect any Share Change and any Organic Change and any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or the Company’s other SEC filings. Any adjustment under this Section 15(a) need not be the same for all Participants.
(b)   Change of Control.   In the event of a Change of Control, unless otherwise determined by the Administrator as of the Grant Date of a particular Award (or subsequent to the Grant Date), the following acceleration, exercisability, and valuation provisions shall apply:
(I)   On the date that such Change of Control occurs, any or all Options and Stock Appreciation Rights awarded under this Plan not previously exercisable and vested shall, if not assumed, or substituted with a new award, by the successor to the Company, become fully exercisable and vested, and if the successor to the Company assumes such Options or Stock Appreciation Rights or substitutes other awards for such Awards, such Awards (or their substitutes) shall become fully exercisable and vested if the Participant’s employment is terminated (other than a Termination for Cause) within two (2) years following the Change of Control.
(II)   Except as may be provided in an individual severance or employment agreement (or severance plan) to which an Awardee is a party, in the event of an Awardee’s Termination of Employment within two (2) years after a Change of Control for any reason other than because of the Awardee’s death, Retirement, Disability, or Termination for Cause, each Option and Stock Appreciation Right held by the Awardee (or a transferee) that is vested following such Termination of Employment shall remain exercisable until the earlier of the third anniversary of such Termination of Employment (or any later date until which it would remain exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an Awardee’s Termination of Employment more than two (2) years after a Change of Control, or within two (2) years after a Change of Control because of the Awardee’s death, Retirement, Disability, or Termination for Cause, the provisions of Section 13(c) of the Plan shall govern (as applicable).
(III)   On the date that such Change of Control occurs, the restrictions and conditions applicable to any or all Stock Awards, Stock Unit Awards, and Other Stock-based Awards that are not assumed, or substituted with a new award, by the successor to the Company shall lapse and such Awards shall be fully vested. Unless otherwise provided in an Award Agreement at the Grant Date, upon the occurrence of a Change of Control without assumption or substitution of the Awards by the successor, any performance-based Award shall be deemed fully earned at the target amount as of the date on which the Change of Control occurs. All Stock Awards, Stock Unit Awards, and Other Stock-based Awards shall be settled or paid within thirty (30) days of vesting hereunder. Notwithstanding the foregoing, if the Change of Control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Code, and the regulations thereunder, the Awardee shall be entitled to receive the Award from the Company on the date that would have applied absent this provision. If the successor to the Company does assume (or substitute with a new award) any Stock Awards, Stock Unit Awards, and Other Stock-based Awards, all such Awards shall become fully vested if the Participant’s employment is terminated (other than a Termination for Cause) within two (2) years following the Change of Control, and any performance-based Award shall be deemed fully earned at the target amount effective as of such Termination of Employment.
(IV)   The Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine, and if there is no excess value, the Committee may, in its discretion, cancel such Awards.

(V)   An Option, Stock Appreciation Right, Stock Award, Stock Unit Award, or Other Stock- based Award shall be considered assumed or substituted for if following the Change of Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Stock Award, Stock Unit Award, or Other Stock-based Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that, if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-based Award, for each Share subject thereto, will be solely common stock of the successor company with a fair market value substantially equal to the per Share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of whether fair market value is substantially equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.
(c)   Section 409A.   Notwithstanding the foregoing: (I) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (II) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that, after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code; (III) the Administrator shall not have the authority to make any adjustments pursuant to Section 15(a) of the Plan to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto; and (IV) if any Award is subject to Section 409A of the Code, Section 15(b) of the Plan shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 24 of the Plan in order to ensure that such Award complies with Code Section 409A.
16.   Amendment and Termination of the Plan.
(a)   Amendment and Termination.   The Administrator may amend, alter, or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the stockholders of the Company and subject to Section 16(b), no such amendment shall be made that would:
(I)   increase the maximum aggregate number of Shares which may be subject to Awards granted under the Plan;
(II)   reduce the minimum exercise price for Options or Stock Appreciation Rights granted under the Plan; or
(III)   reduce the exercise price of outstanding Options or Stock Appreciation Rights, as prohibited by Section 8(c) without stockholder approval.
(b)   Effect of Amendment or Termination.   No amendment, suspension, or termination of the Plan shall impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, except that no such agreement shall be required if the Administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for the Company, the Plan, or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated, except that this exception shall not apply following a Change of Control. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(c)   Effect of the Plan on Other Arrangements.   Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted shares or restricted share units or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
17.
Designation of Beneficiary.

(a)   An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Awards or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company or an Affiliate, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.
(b)   Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the legal representative of the Awardee’s estate to exercise the Award.
18.   No Right to Awards or to Employment.   No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.
19.   Legal Compliance.   Shares shall not be issued pursuant to an Option, Stock Appreciation Right, Stock Award, Stock Unit Award, or Other Stock-based Award unless such Option, Stock Appreciation Right, Stock Award, or Other Stock-based Award and the issuance and delivery of such Shares shall comply with Applicable Law and shall be further subject to the approval of counsel for the Company with respect to such compliance. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.
20.   Inability to Obtain Authority.   To the extent the Company is unable to or the Administrator deems it unfeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be advisable or necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
21.   Reservation of Shares.   The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
22.   Notice.   Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received. Any notice to a Participant hereunder shall be addressed to the last address of record with the Company and shall be effective when sent via first class mail, courier service, or electronic mail to such last address of record.
23.   Governing Law; Interpretation of Plan; and Awards.
(a)   This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the State of Nevada, except as to matters governed by U.S. federal law.

(b)   In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.
(c)   The headings preceding the text of each section hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction, or effect.
(d)   The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns.
24.   Section 409A.   It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Administrator determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement, deferral election forms and procedures, and rules established by the Administrator, and shall comply in all respects with Section 409A of the Code. The following rules will apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):
(a)   If a Participant is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A.
(b)   The Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A.
(c)   Any distribution of a 409A Award following a Termination of Employment that would be subject to Code Section 409A(a)(2)(A)(i) as a distribution following a separation from service of a “specified employee” as defined under Code Section 409A(a)(2)(B)(i), shall occur no earlier than the expiration of the six (6)-month period following such Termination of Employment.
(d)   In the case of any distribution of a 409A Award, if the timing of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.
(e)   In the case of an Award providing for distribution or settlement upon vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution, or settlement shall be made not later than March 15 of the year following the year in which the Award vested or the risk of forfeiture lapsed.
(f)   Notwithstanding anything herein to the contrary, neither the Company nor the Administrator makes any representation or guarantee that the Plan or its administration shall comply with Code Section 409A, and in no event shall the Company or the Administrator be liable for the payment of, or any gross up payment in connection with, any taxes or penalties owed by the Participant pursuant to Code Section 409A.
25.   Limitation on Liability.   The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee, or any other persons as to:
(a)   The Non-Issuance of Shares.   The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and
(b)   Tax or Exchange Control Consequences.   Any tax consequence expected, but not realized, or any exchange control obligation owed, by any Participant, Employee, Awardee, or other person due to the receipt, exercise, or settlement of any Option or other Award granted hereunder.

26.   Unfunded Plan.   Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards, Stock Unit Awards, or Other Stock-based Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation. Neither the Company nor the Administrator shall be deemed to be a trustee of Shares or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.
27.   Foreign Employees and Consultants.   Awards may be granted hereunder to Employees and Consultants who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Administrator may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.
28.   Tax Withholding.   Each Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local, or foreign taxes of any kind required by law to be withheld with respect to any Award under the Plan no later than the date as of which any amount under such Award first becomes includible in the gross income of the Participant for any tax purposes with respect to which the Company has a tax withholding obligation. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement; provided, however, that not more than the maximum statutory withholding requirement may be settled with Shares that are part of the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any vested Shares or any other payment due to the Participant at that time or at any future time. The Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.
29.   Cancellation of Award; Forfeiture of Gain.   Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award will be cancelled and the Participant will forfeit the Shares or cash received or payable on the vesting or exercise of the Award, and that the amount of any proceeds of the sale or gain realized on the vesting or exercise of the Award must be repaid to the Company, under such conditions as may be required by Applicable Law or established by the Committee in its sole discretion.

JANONE INC.325 E. WARM SPRINGS RD. STE. 102LAS VEGAS, NV 89119 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V22545-P98351 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.V22546-P98351JANONE INC.ANNUAL MEETING OF STOCKHOLDERS OCTOBER 9, 2023 10:00 AM PDTTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) hereby appoint(s) Tony Isaac and Virland A. Johnson (each or either), as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common and Preferred stock of JANONE INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 am PDT on Monday, October 9, 2023 at 325 E. Warm Springs Rd., Ste. 102, Las Vegas, NV 89119, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side

Your Vote Counts!JANONE INC.325 E. WARM SPRINGS RD.STE. 102, LAS VEGAS, NV 89119JANONE INC.2023 Annual MeetingVote by October 8, 202311:59 PM ETYou invested in JANONE INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on October 9, 2023.Get informed before you voteView the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.Vote in Person at the Meeting*October 9, 202310:00 am PDT325 E. Warm Springs Rd.Ste. 102, Las Vegas,NV 89119*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.Smartphone usersPoint your camera here and vote without entering a control numberFor complete information and to vote, visit www.ProxyVote.com Control #V22548-P98351V1.2

THIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Vote at www.ProxyVote.comPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.Voting ItemsBoard RecommendsV22549-P983511. To elect four directors to the Company’s Board of Directors; Nominees:1c. Nael Hajjar1a. Tony Isaac1d. John Bitar1b. Richard D. Butler2. To approve the Company’s 2023 Equity Incentive Plan (the “2023 Plan”);3. To approve, pursuant to Nasdaq Listing Rule 5635(a), of the issuance of shares of our common stock upon conversion of Series S Convertible Preferred Stock in excess of 20% of our common stock outstanding, which proposal we refer to as the “Nasdaq Preferred Stock Conversion Proposal”;4. To ratify the appointment of Hudgens CPA, PLLC (“Hudgens”), as the Company’s independent registered public accounting firm for fiscal year 2023;5. To consider and vote upon a proposal to adjourn the Annual Meeting, if necessary or appropriate, which proposal we refer to as the “Adjournment Proposal”; and6. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the meeting.ForForFor Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.